United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/15

Date of Reporting Period: 11/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2015
Share Class	Ticker
A	IHIAX
B	IHIBX
C	IHICX
Institutional	EMDIX

Federated Emerging Market Debt Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2014 through November 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Emerging Market Debt Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2015, was -4.88% for the Class A Shares, -5.50% for the Class B Shares, -5.51% for Class C Shares and -4.62% for the Institutional Shares. The -4.62% total return of the Institutional Shares for the reporting period consisted of 3.12% of taxable dividends and -7.74% of depreciation in the net asset value of shares. The total return of the Fund's Blended Index1 was -7.39%. The Blended Index is equal weighted among the following indexes: JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG), JPMorgan Corporate Emerging Markets Bond Index and JPMorgan Government Bond Index-Emerging Markets-Unhedged. The total return for the JPM-EMBIG,2 the Fund's broad-based securities market index, was -0.17% during the same period. The total return of the Morningstar Emerging Markets Bond Funds Average (MEMBFA),3 a peer group average for the Fund, was -7.73% during the same period. The Fund's and the MEMBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
The main factors that affected the Fund's absolute performance and its performance relative to the Blended Index included asset allocation, currency overlay positioning, issuer and security selection, the effective duration of the portfolio and the credit quality of portfolio securities. The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Emerging market (EM)4 debt over the reporting period was affected by tremendous domestic and external headwinds. Facing such challenges, governments and central banks enacted unambiguously supportive economic measures and succeeded in containing the situation. EM debt held up better than expected considering the extent of these shocks.
During the reporting period, there were four main market factors that affected EM debt. First, the Russian invasion of Crimea and the alleged support of Ukrainian rebels triggered a stern response by the United States and the European Union, which both imposed different layers of economic sanctions. Next, a substantial increase in OPEC crude oil output in addition to the shale oil glut caused a 65% drop in oil prices. It is estimated that about 40% of the EM countries included in the Barclays Emerging Markets USD Aggregate Index5 are either net oil exporters or are negatively affected by a decline in oil prices: among these were Brazil and Russia. The former was plagued by corruption scandals and a deep political crisis, and the latter was constrained by economic sanctions. In addition, China's manufacturing activity continued to deteriorate as a consequence of a deliberate shift from export-driven
Annual Shareholder Report

manufacturing to domestic consumption but also as a result of overcapacity and deleveraging. Finally, the resulting broad-based terms of trade shock had widespread effects on EM countries in terms of reduced export and fiscal revenues, growth impacts and political instability.
Compared to other time periods that contained external shocks, EM countries were relatively better positioned to face these market factors. International reserves ex-China expanded $3 trillion since 2008, and most exchange rates are floating freely or in a controlled manner. Central banks have used the currency valve thereby allowing for stabilization of the balance of payments, and in some cases, for a complete reversal of the current account balance.
Monetary policy tools have also been used by many countries to help offset the negative trade effects. China, for example, cut rates and reserve requirements several times in 2015.6 South Korea also cut rates. Russia, on the other hand, has hiked rates, let the currency collapse and then started to cut. Its economy has entered a severe import substitution phase, and the economy has stabilized.
asset allocation
The proper allocation to the four EM Fixed Income assets (USD Sovereigns, USD Corporates, Local Markets Debt and Currencies) generated the majority of alpha primarily through a large underweight to the Currency component of Local Markets Debt.
currency overlay positioning
The Fund's currency overlay (short euro/long U.S. dollar) was one of the main positive contributor to alpha as Fund management aimed to isolate the portfolio from the effects of weak European growth on its securities. On an absolute return basis, the Fund benefited mostly by being net long U.S. dollars.
Issuer and security selection
Issuer and security selection were the main negative contributors to alpha as a result of some notable idiosyncratic issuer downgrades from investment-grade to high-yield7 and also due to a sharp and unexpected rise of some local rates. Issuer selection was also negatively affected by the sharp and unexpected deterioration of energy prices, which caused downgrades of previously solid corporates.
duration and credit quality
Duration8 subtracted marginally from Fund performance as the Fund adopted a slightly conservative stance on U.S. Treasury sensitivity in the run-up to the first Federal Reserve target interest rate hike in a decade. U.S. Treasury yields were ultimately little changed over the reporting period. In addition, credit quality negatively affected Fund performance as the Fund was overweight some quasi-sovereign credits that were downgraded from investment-grade to high-yield primarily due to the collapse in oil prices.
Annual Shareholder Report

1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the JPM-EMBIG.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MEMBFA.
4	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
5	The Barclays Emerging Markets USD Aggregate Index tracks total returns for external-currency-denominated debt instruments of the emerging markets. The index is unmanaged, and it is not possible to invest directly in an index.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
8	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Market Debt Fund (the “Fund”) from November 30, 2005 to November 30, 2015, compared to a blend of indexes comprised of an equal weighting of the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG), JPMorgan Corporate Emerging Market Bond Index and JPMorgan Government Bond Index-Emerging Markets-Unhedged (the “Blended Index”)2 and the Morningstar Emerging Markets Bond Funds Average (MEMBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2015
■	Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-9.19%	2.16%	5.69%
Class B Shares	-10.37%	2.02%	5.55%
Class C Shares	-6.40%	2.35%	5.40%
Institutional Shares[4]	-4.62%	3.31%	6.18%
JPM-EMBIG	-0.17%	5.36%	7.08%
MEMBFA	-7.73%	1.61%	5.89%
Blended Index	-7.39%	2.51%	5.74%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG tracks total returns for traded external debt instruments in the emerging markets. The JPMorgan Corporate Emerging Market Bond Index is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The JPMorgan Government Bond Index-Emerging Markets-Unhedged tracks local currency government bonds issued by emerging markets. The indexes are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
4	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2015, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Brazil	15.8%
Russia	9.5%
Turkey	8.9%
Argentina	6.1%
Mexico	5.3%
United States	5.0%
Indonesia	4.8%
Venezuela	4.5%
China	3.0%
United Arab Emirates	2.8%
Kazakhstan	2.3%
Bulgaria	2.1%
Ukraine	2.0%
Pakistan	2.0%
Angola	1.8%
Ghana	1.7%
Colombia	1.4%
Ivory Coast	1.3%
South Africa	1.2%
Sri Lanka	1.1%
Armenia	1.1%
India	1.1%
Greece	1.0%
Dominican Republic	1.0%
Other[2]	9.0%
Cash Equivalents[3]	0.9%
Derivative Contracts[4]	0.7%
Other Security Types[5]	3.1%
Other Assets and Liabilities—Net[6]	(0.5)%
TOTAL	100.0%
Annual Shareholder Report

1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation of “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Other Security Types consist of an exchange-traded fund and a purchased put option.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2015
Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—33.1%
		Banking—4.3%
$300,000	[1,2]	Africa Finance Corp., Sr. Unsecd. Note, Series 144A, 4.375%, 4/29/2020	$303,375
215,000		Bank of China Ltd., Sub. Note, Series REGS, 5.00%, 11/13/2024	224,732
630,000		Burgan Finance No.1 Ltd., Series REGS, 7.875%, 9/29/2020	637,566
150,000		Caixa Economica Federal, Series REGS, 3.50%, 11/7/2022	123,750
350,000		Fondo Mivivienda SA, Sr. Unsecd. Note, Series REGS, 3.50%, 1/31/2023	335,125
430,000	[1,2]	Russia Agric Bk (Rshb), Series 144A, 5.10%, 7/25/2018	430,959
400,000	[1,2]	Turkiye Is Bankasi (Isbank), Series 144A, 5.00%, 6/25/2021	395,162
1,600,000		Vnesheconombank (VEB), Series REGS, 5.375%, 2/13/2017	1,625,630
		TOTAL	4,076,299
		Chemicals & Plastics—1.0%
600,000		Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series REGS, 6.875%, 4/25/2044	602,601
300,000		Sociedad Quimica Y Minera de Chile SA, Sr. Unsecd. Note, Series REGS, 5.50%, 4/21/2020	306,903
		TOTAL	909,504
		Finance—0.6%
550,000		MAF Global Securities, 7.125%, 10/29/2049	567,212
		IT Services—0.3%
300,000		Alibaba Group Holding Ltd., Sr. Unsecd. Note, Series WI, 3.60%, 11/28/2024	289,748
		Metals & Mining—2.0%
700,000		Abja Investment Co., 5.95%, 7/31/2024	614,318
500,000		China Hongqiao Group, Series REGS, 7.625%, 6/26/2017	497,875
500,000	[1,2]	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 4/16/2044	372,500
450,000		Vale Overseas Ltd., Sr. Unsecd. Note, 4.625%, 9/15/2020	414,000
		TOTAL	1,898,693
		Oil & Gas—14.3%
487,918	[3,4]	Afren PLC, Series REGS, 11.50%, 2/1/2016	12,198
500,000		Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 5/28/2045	395,000
2,200,000		Gazprom Via Gaz Capital SA, Series REGS, 7.288%, 8/16/2037	2,260,544
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—continued
$400,000	[1,2]	Kazmunaygas National Co., Series 144A, 4.40%, 4/30/2023	$373,976
600,000		Kazmunaygas National Co., Series REGS, 4.40%, 4/30/2023	560,964
600,000		Kazmunaygas National Co., Sr. Unsecd. Note, Series REGS, 9.125%, 7/2/2018	668,586
600,000	[1,2]	Pertamina Persero PT, Sr. Unsecd. Note, Series 144A, 6.45%, 5/30/2044	545,249
300,000		Pertamina Persero PT, Sr. Unsecd. Note, Series REGS, 5.625%, 5/20/2043	245,980
2,000,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.375%, 1/27/2021	1,599,400
500,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.75%, 1/20/2020	417,975
2,000,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series REGS, 5.625%, 1/23/2046	1,687,500
1,850,000	[1,2]	Petroleos Mexicanos, Unsecd. Note, Series 144A, 5.625%, 1/23/2046	1,560,937
200,000		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 9.75%, 8/14/2019	217,750
200,000		Puma International Financing SA, Series REGS, 6.75%, 2/1/2021	201,426
450,000	[1,2]	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 2/10/2045	416,926
1,300,000		Tupras Turkiye Petrol Rafinerileri AS, Series REGS, 4.125%, 5/2/2018	1,299,919
1,053,000		YPF Sociedad Anonima, Series REGS, 8.75%, 4/4/2024	1,042,786
		TOTAL	13,507,116
		Real Estate—2.0%
1,100,000		Country Garden Holdings Co., Sr. Unsecd. Note, 7.50%, 3/9/2020	1,171,174
GBP 250,000		Dubai Holding Comm Op, Series EMTN, 6.00%, 2/1/2017	380,853
$340,000		Franshion Brilliant Ltd., 5.75%, 3/19/2019	363,372
		TOTAL	1,915,399
		Software & Services—0.3%
300,000	[1,2]	Tencent Holdings Ltd., Sr. Unsecd. Note, Series 144A, 3.80%, 2/11/2025	297,066
		State/Provincial—3.2%
1,085,000	[1,2]	Buenos Aires, City of, Sr. Unsecd. Note, Series 144A, 8.95%, 2/19/2021	1,152,812
1,100,000		Provincia De Buenos Aires, Series REGS, 9.375%, 9/14/2018	1,119,250
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		State/Provincial—continued
$700,000		Provincia De Buenos Aires, Series REGS, 10.875%, 1/26/2021	$750,750
		TOTAL	3,022,812
		Telecommunications & Cellular—1.4%
300,000	[1,2]	Turkcell Iletisim Hizmetleri AS, Unsecd. Note, Series 144A, 5.75%, 10/15/2025	294,786
EUR 950,000		Vivacom, Series REGS, 6.625%, 11/15/2018	1,008,718
		TOTAL	1,303,504
		Transportation—0.8%
$600,000		Kazakhstan Temir Zholy, Sr. Unsecd. Note, Series REGS, 6.95%, 7/10/2042	537,000
250,000	[1,2]	Lima Metro Line 2 Finance Ltd., Series 144A, 5.875%, 7/5/2034	245,313
		TOTAL	782,313
		Utilities—2.9%
EUR 750,000		Bulgarian Energy Holding EAD, 4.25%, 11/7/2018	772,322
$600,000		Comision Fed De Electric, Series REGS, 4.875%, 1/15/2024	606,750
200,000	[1,2]	ContourGlobal Power Holdings SA, Series 144A, 7.125%, 6/1/2019	199,500
1,200,000		Eskom Holdings Ltd., Sr. Unsecd. Note, Series REGS, 5.75%, 1/26/2021	1,142,580
		TOTAL	2,721,152
		TOTAL CORPORATE BONDS (IDENTIFIED COST $33,028,781)	31,290,818
		FLOATING RATE LOAN—0.1%
		Farming & Agriculture—0.1%
671,625	[5]	Carolbrl, 0.326%, 12/31/2017 (IDENTIFIED COST $635,482)	67,498
		FOREIGN GOVERNMENTS/AGENCIES—57.6%
		Sovereign—57.6%
1,250,000	[1,2]	Angola, Government of, Sr. Unsecd. Note, Series 144A, 9.50%, 11/12/2025	1,251,812
417,188		Angola, Government of, Sr. Unsecd. Note, Series REGS, 7.00%, 8/16/2019	412,006
729,060		Argentina, Government of, Note, 8.28%, 12/31/2033	816,547
1,000,000		Argentina, Government of, Unsecd. Note, 0.75%, 2/22/2017	866,040
351,000		Armenia, Government of, Series REGS, 6.00%, 9/30/2020	344,419
700,000	[1,2]	Armenia, Government of, Unsecd. Note, Series 144A, 7.15%, 3/26/2025	689,500
400,000	[1,2]	Banque Centrale de Tunisie, Series 144A, 5.75%, 1/30/2025	354,080
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
250,000	[1,2]	Cameroon, Government of, Sr. Unsecd. Note, Series 144A, 9.50%, 11/19/2025	$245,313
600,000		Dominican Republic, Government of, Series REGS, 6.60%, 1/28/2024	630,000
300,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.50%, 5/6/2021	324,000
2,000,000		Dubai, Government of, Series EMTN, 5.25%, 1/30/2043	1,705,400
200,000		Ecuador, Government of, Series REGS, 7.95%, 6/20/2024	153,000
600,000		Egypt, Government of, Note, Series REGS, 6.875%, 4/30/2040	490,620
849,000		El Salvador, Government of, Series REGS, 7.625%, 2/1/2041	753,487
1,000,000	[1,2]	Gabonese Republic, Unsecd. Note, Series 144A, 6.95%, 6/16/2025	860,000
400,000	[1,2]	Georgia, Government of, Series 144A, 7.75%, 7/5/2017	417,811
600,000		Ghana, Government of, Series REGS, 7.875%, 8/7/2023	510,900
1,055,000		Ghana, Government of, Unsecd. Note, Series REGS, 8.50%, 10/4/2017	1,062,550
EUR 500,000		Hellenic Republic, Sr. Unsecd. Note, 3.00%, 2/24/2025	392,792
900,000		Hellenic Republic, Sr. Unsecd. Note, 3.00%, 2/24/2042	581,394
$3,200,000		Indonesia, Government of, Series REGS, 4.625%, 4/15/2043	2,799,722
IDR 13,700,000,000		Indonesia, Government of, Sr. Unsecd. Note, 7.875%, 4/15/2019	971,903
$300,000		Iraq, Government of, Bond, Series REGS, 5.80%, 1/15/2028	216,750
950,000	[1,2]	Ivory Coast, Republic of, Series 144A, 5.375%, 7/23/2024	856,425
400,000	[1,2]	Ivory Coast, Republic of, Unsecd. Note, Series 144A, 6.375%, 3/3/2028	371,376
200,000		Jamaica, Government of, 7.875%, 7/28/2045	201,750
300,000	[1,2]	Kenya, Government of, Series 144A, 6.875%, 6/24/2024	273,375
BRL 26,750,000		Nota Do Tesouro Nacional, 10.00%, 1/1/2021	5,893,566
29,932,000		Nota Do Tesouro Nacional, 10.00%, 1/1/2025	6,026,088
$320,000	[1,2]	Pakistan, Government of, Series 144A, 7.25%, 4/15/2019	328,000
800,000		Pakistan, Government of, Sr. Unsecd. Note, Series REGS, 8.25%, 4/15/2024	828,532
700,000	[1,2]	Pakistan, Government of, Unsecd. Note, Series 144A, 6.75%, 12/3/2019	715,422
200,000		Peru, Government of, Sr. Unsecd. Note, 5.625%, 11/18/2050	211,000
1,000,000		Republica Oriental del Uruguay, Sr. Unsecd. Note, 5.10%, 6/18/2050	895,000
400,000	[1,2]	Russia, Government of, Sr. Unsecd. Note, Series 144A, 5.625%, 4/4/2042	400,580
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
RUB 330,000,000		Russia, Government of, Unsecd. Note, 7.00%, 8/16/2023	$4,277,557
$200,000		Senegal, Government of, Unsecd. Note, Series REGS, 6.25%, 7/30/2024	184,750
500,000	[1,2]	Sri Lanka, Government of, Sr. Unsecd. Note, Series 144A, 5.875%, 7/25/2022	473,974
600,000		Sri Lanka, Government of, Sr. Unsecd. Note, Series REGS, 6.00%, 1/14/2019	596,165
COP 2,600,000,000		Titulos de Tesoreria TES, Sr. Unsecd. Note, 10.00%, 7/24/2024	918,948
TRY 5,500,000		Turkey, Government of, 10.70%, 2/24/2016	1,887,643
14,000,000		Turkey, Government of, Unsecd. Note, 8.50%, 7/10/2019	4,562,945
$650,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series GDP, 0.00%, 5/31/2021	302,380
414,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2020	399,593
325,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2021	310,440
325,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2022	308,815
325,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2023	306,377
325,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2024	305,565
1,200,000		United Mexican States, Series MTN, 4.75%, 3/8/2044	1,128,000
6,000,000	[6]	Venezuela, Government of, 7.00%, 3/31/2038	2,310,000
1,800,000		Venezuela, Government of, 9.375%, 1/13/2034	733,500
1,400,000		Venezuela, Government of, Sr. Unsecd. Note, 6.00%, 12/9/2020	558,600
1,700,000	[6]	Venezuela, Government of, Sr. Unsecd. Note, 9.00%, 5/7/2023	705,500
500,000	[1,2]	Zambia, Government of, Series 144A, 8.97%, 7/30/2027	431,750
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $66,335,688)	54,553,662
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		U.S. TREASURY—5.0%
$4,730,000	[7]	United States Treasury Note, 0.25%, 12/31/2015 (IDENTIFIED COST $4,732,538)	$4,729,877
		PURCHASED PUT OPTION—0.2%
10,000,000		JPMorgan Chase & Co., Strike Price $1.065, Expiration Date 2/3/2016 (IDENTIFIED COST $127,136)	230,581
		EXCHANGE-TRADED FUND—2.9%
25,000		iShares JP Morgan USD Emerging Markets Bond ETF (IDENTIFIED COST $2,693,209)	2,709,750
		INVESTMENT COMPANY—0.9%
890,385	[8]	Federated Prime Value Obligations Fund, Institutional Shares, 0.17%[9] (AT NET ASSET VALUE)	890,385
		TOTAL INVESTMENTS—99.8% (IDENTIFIED COST $108,443,219)[10]	94,472,571
		OTHER ASSETS AND LIABILITIES - NET—0.2%[11]	200,463
		TOTAL NET ASSETS—100%	$94,673,034
At November 30, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[4]United States Treasury Notes 10-Year Short Futures	287	$36,287,563	March 2016	$(158,714)
[4]United States Treasury Notes Long Bond Long Futures	88	$13,552,000	March 2016	$133,865
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(24,849)
Annual Shareholder Report

At November 30, 2015, the Fund had the following open swap contracts:
CREDIT DEFAULT SWAPS
Counter- party	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/ 2015[12]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreci- ation (Depreci- ation)
OTC Swaps:
Bank of America	Class Govt. of Brazil Bond	Sell	1.00%	12/20/2020	4.67%	$1,000,000	$(149,670)	$(158,486)	$8,816
Bank of America	Class Govt. of Russia Bond	Buy	1.00%	9/20/2020	2.74%	$1,100,000	$80,337	$127,470	$(47,133)
Barclays	Class Govt. of Russia Bond	Buy	1.00%	9/20/2020	2.74%	$300,000	$21,910	$34,765	$(12,855)
Barclays	Class Govt. of Qatar Bond	Buy	1.00%	9/20/2020	0.78%	$3,000,000	$(29,405)	$(17,419)	$(11,986)
Barclays	Class Govt. of Venezuela Bond	Buy	5.00%	9/20/2020	449.50%	$4,400,000	$2,622,906	$2,834,200	$(211,294)
Bank of America	Series 24, CDX Index EM	Sell	1.00%	12/20/2020	3.38%	$5,880,000	$(599,760)	$(681,800)	$82,040
Barclays	Series 24, CDX Index EM	Sell	1.00%	12/20/2020	3.38%	$24,813,600	$(2,530,987)	$(2,542,159)	$11,172
Goldman Sachs	Series 24, CDX Index EM	Sell	1.00%	12/20/2020	3.38%	$19,600,000	$(1,999,200)	$(1,969,800)	$(29,400)
TOTAL CREDIT DEFAULT SWAPS							$(2,583,869)	$(2,373,229)	$(210,640)
CURRENCY SWAP
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
Goldman Sachs	US 3M LIBOR	Receive	0.32%	10/19/2020	8,076,600 TRY	$(51,110)	$(51,110)
Annual Shareholder Report

INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
OTC Swaps:
Bank of America	1M MXIBTIIE	Pay	4.43%	8/9/2017	$64,000,000	$12,168	$12,168
Bank of America	1M MXIBTIIE	Pay	4.44%	8/17/2017	65,000,000 MXN	$12,789	$12,789
Bank of America	1M MXIBTIIE	Pay	4.42%	8/15/2017	$600,000,000	$23,927	$23,927
Bank of America	3M JIBA LIBOR	Pay	7.81%	9/2/2020	160,000,000 ZAR	$(16,960)	$(16,960)
Bank of America	Brazil Cetip Interbank	Pay	13.22%	7/1/2016	11,389,651 BRL	$(38,053)	$(38,053)
Bank of America	Brazil Cetip Interbank	Pay	15.31%	1/2/2019	$80,000,000	$(67,519)	$(67,519)
Bank of America	South African Johannesburg Interbank	Pay	7.80%	9/30/2020	$33,500,000	$(3,540)	$(3,540)
Bank of America	South African Johannesburg Interbank	Pay	8.30%	11/19/2025	$27,000,000	$(2,552)	$(2,552)
						$(79,740)	$(79,740)
Centrally Cleared Swaps:
LCH	US 3M LIBOR	Pay	2.12%	11/6/2025	$8,700,000	$41,998	$41,998
LCH	US 3M LIBOR	Receive	2.57%	10/22/2045	$4,900,000	$(41,133)	$(41,133)
LCH	US 3M LIBOR	Receive	2.02%	10/15/2025	$7,400,000	$26,003	$26,003
						$26,868	$26,868
TOTAL INTEREST RATE SWAPS						$(52,872)	$(52,872)
Annual Shareholder Report

At November 30, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/2/2015	JPMorgan	4,148,502 MYR	$940,000	$32,913
12/2/2015	JPMorgan	2,074,000 MYR	$468,436	$17,962
12/2/2015	Morgan Stanley	42,745,105 BRL	$11,535,584	$(487,482)
12/2/2015	Morgan Stanley	7,110,000 BRL	$1,867,416	$(29,732)
12/2/2015	Morgan Stanley	3,700,000 BRL	$986,956	$(30,637)
12/2/2015	Morgan Stanley	3,500,000 BRL	$911,126	$(6,500)
12/7/2015	JPMorgan	547,381,370 JPY	$4,600,000	$(152,013)
12/8/2015	JPMorgan	4,400,000 EUR	$4,746,349	$(96,182)
12/8/2015	JPMorgan	4,300,000 EUR	$4,852,335	$(307,853)
12/8/2015	JPMorgan	4,115,000 EUR	$4,479,877	$(132,189)
12/8/2015	JPMorgan	2,940,000 EUR	$3,142,684	$(35,526)
12/8/2015	JPMorgan	2,660,000 EUR	$3,011,997	$(200,760)
12/8/2015	JPMorgan	2,000,000 EUR	$2,145,585	$(31,872)
12/8/2015	JPMorgan	1,985,000 EUR	$2,161,010	$(63,150)
12/8/2015	JPMorgan	875,000 EUR	$942,917	$(18,168)
12/11/2015	Bank of America	29,540,000,000 IDR	$2,000,000	$129,539
12/11/2015	Bank of America	134,900,000 INR	$2,000,000	$19,703
12/11/2015	Bank of America	124,681,600 INR	$1,880,000	$(13,286)
12/11/2015	Bank of America	61,700,000 INR	$925,593	$(1,829)
12/11/2015	Bank of America	1,192,900,000 KRW	$1,000,000	$29,720
12/15/2015	JPMorgan	59,979,620 MXN	$3,609,454	$4,542
12/15/2015	JPMorgan	32,500,000 MXN	$1,970,236	$(11,989)
12/15/2015	JPMorgan	16,300,000 MXN	$981,451	$685
12/21/2015	JPMorgan	686,135,000 CLP	$1,000,474	$(37,123)
1/4/2016	JPMorgan	328,828,710 CLP	$467,000	$(6,008)
1/4/2016	JPMorgan	1,458,347,600 COP	$467,000	$(4,005)
1/4/2016	JPMorgan	6,585,800 ZAR	$467,000	$(14,585)
1/4/2016	JPMorgan	6,585,800 ZAR	$470,705	$(18,290)
1/5/2016	Bank of America	2,965,500 PEN	$900,000	$(26,017)
1/5/2016	Bank of America	1,652,500 PEN	$500,000	$(12,980)
1/6/2016	Bank of America	27,414,000,000 IDR	$1,800,000	$163,857
1/7/2016	JPMorgan	7,883,100 MYR	$1,800,000	$43,913
1/7/2016	JPMorgan	3,913,220 MYR	$948,912	$(33,583)
1/15/2016	JPMorgan	2,778,133,000 COP	$942,910	$(61,806)
1/15/2016	JPMorgan	2,681,867,000 COP	$914,795	$(64,222)
1/19/2016	Bank of America	2,615,300 SGD	$1,885,988	$(35,156)
1/19/2016	Bank of America	12,785,700 ZAR	$943,003	$(66,907)
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
1/19/2016	Bank of America	12,525,870 ZAR	$943,000	$(84,708)
1/19/2016	Citibank	1,282,008,500 CLP	$1,886,000	$(91,655)
1/19/2016	Goldman Sachs	62,842,120 MXN	$3,772,000	$5,765
1/19/2016	Goldman Sachs	32,780,000 MXN	$1,969,313	$1,262
1/19/2016	Goldman Sachs	30,700,000 MXN	$1,847,640	$(2,104)
1/19/2016	Goldman Sachs	30,515,000 MXN	$1,846,250	$(11,835)
1/19/2016	Goldman Sachs	15,597,500 MXN	$943,001	$(5,355)
1/25/2016	BNP Paribas	6,123,725,000 COP	$1,985,000	$(44,618)
1/26/2016	JPMorgan	2,961,000,000 COP	$970,034	$(31,889)
1/28/2016	BNP Paribas	177,800,000 RUB	$2,770,355	$(136,682)
1/28/2016	BNP Paribas	68,100,000 RUB	$1,022,323	$(13,588)
1/28/2016	BNP Paribas	65,947,500 RUB	$1,000,000	$(23,149)
1/28/2016	BNP Paribas	31,700,000 RUB	$476,957	$(7,399)
1/28/2016	JPMorgan	79,431,120 RUB	$1,226,575	$(49,997)
2/3/2016	JPMorgan	15,300,000 CNY	$2,408,311	$(27,193)
2/10/2016	Citibank	2,011,000,000 CLP	$2,814,674	$(6,712)
2/16/2016	Morgan Stanley	63,490,000 TWD	$1,952,337	$(5,901)
2/23/2016	BNP Paribas	716,750,000 CLP	$1,000,000	$(608)
4/1/2016	JPMorgan	2,986,920 TRY	$934,000	$56,157
4/4/2016	Morgan Stanley	3,661,830 BRL	$870,000	$38,981
4/5/2016	Bank of America	29,425,000 CNY	$4,737,181	$(172,736)
4/5/2016	JPMorgan	2,678,444,200 COP	$860,000	$(19,952)
8/31/2016	JPMorgan	62,115,200 TWD	$1,880,000	$33,648
9/1/2016	JPMorgan	136,030,000 RUB	$1,881,244	$26,761
Contracts Sold:
12/2/2015	JPMorgan	6,222,502 MYR	$1,510,169	$50,858
12/2/2015	Morgan Stanley	23,900,000 BRL	$5,997,039	$(180,268)
12/2/2015	Morgan Stanley	11,000,000 BRL	$2,850,849	$7,737
12/2/2015	Morgan Stanley	7,600,000 BRL	$1,992,920	$28,588
12/2/2015	Morgan Stanley	7,300,000 BRL	$1,911,595	$24,803
12/2/2015	Morgan Stanley	7,255,105 BRL	$1,898,000	$22,811
12/7/2015	JPMorgan	547,381,370 JPY	$4,568,858	$120,871
12/8/2015	Citibank	2,510,000 EUR	$2,772,666	$119,957
12/8/2015	JPMorgan	4,300,000 EUR	$4,843,778	$299,296
12/8/2015	JPMorgan	4,115,000 EUR	$4,684,609	$336,921
12/8/2015	JPMorgan	3,400,000 EUR	$3,797,528	$204,217
12/8/2015	JPMorgan	2,660,000 EUR	$2,964,436	$153,199
12/8/2015	JPMorgan	2,480,000 EUR	$2,824,365	$203,362
12/8/2015	JPMorgan	1,935,000 EUR	$2,052,501	$7,484
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
12/8/2015	JPMorgan	1,875,000 EUR	$2,099,476	$117,870
12/11/2015	Bank of America	43,650,000,000 IDR	$2,926,584	$(220,145)
12/11/2015	Bank of America	196,600,000 INR	$2,938,714	$(4,751)
12/11/2015	Bank of America	124,681,600 INR	$1,903,827	$37,112
12/11/2015	Bank of America	1,192,900,000 KRW	$1,009,222	$(20,498)
12/15/2015	Citibank	27,775,000 ZAR	$1,963,800	$48,311
12/15/2015	JPMorgan	60,000,000 MXN	$3,610,579	$(4,645)
12/21/2015	JPMorgan	686,135,000 CLP	$980,543	$17,192
1/4/2016	JPMorgan	328,828,710 CLP	$477,040	$16,049
1/4/2016	JPMorgan	1,458,347,600 COP	$495,442	$32,447
1/4/2016	JPMorgan	13,171,600 ZAR	$965,605	$60,774
1/5/2016	Bank of America	4,618,000 PEN	$1,380,568	$19,565
1/5/2016	Morgan Stanley	43,920,000 BRL	$11,734,844	$513,234
1/6/2016	Bank of America	15,012,000,000 IDR	$1,059,421	$(15,993)
1/6/2016	Bank of America	12,402,000,000 IDR	$900,000	$11,558
1/7/2016	JPMorgan	5,912,325 MYR	$1,405,588	$22,653
1/7/2016	JPMorgan	3,913,220 MYR	$890,380	$(24,950)
1/7/2016	JPMorgan	1,970,775 MYR	$477,151	$16,172
1/14/2016	JPMorgan	380,080 EUR	$428,772	$26,598
1/14/2016	JPMorgan	369,140 EUR	$412,171	$22,158
1/14/2016	JPMorgan	45,642 EUR	$50,950	$2,727
1/15/2016	JPMorgan	2,730,000,000 COP	$926,382	$60,543
1/15/2016	JPMorgan	2,730,000,000 COP	$950,888	$85,050
1/19/2016	Bank of America	2,615,300 SGD	$1,876,920	$26,087
1/19/2016	Bank of America	12,860,270 ZAR	$934,070	$52,864
1/19/2016	Bank of America	12,451,300 ZAR	$923,002	$69,820
1/19/2016	Citibank	1,282,008,500 CLP	$1,851,276	$56,931
1/19/2016	Goldman Sachs	45,450,000 MXN	$2,737,457	$5,223
1/19/2016	Goldman Sachs	40,315,120 MXN	$2,394,527	$(29,023)
1/19/2016	Goldman Sachs	32,780,000 MXN	$1,938,041	$(32,534)
1/19/2016	Goldman Sachs	30,800,000 MXN	$1,852,653	$1,106
1/19/2016	Goldman Sachs	23,089,500 MXN	$1,384,000	$(4,029)
1/26/2016	JPMorgan	2,961,000,000 COP	$958,479	$20,333
1/26/2016	JPMorgan	910,000 EUR	8,385,819 NOK	$1,037
1/26/2016	JPMorgan	910,000 EUR	8,383,824 NOK	$808
1/26/2016	JPMorgan	5,612,836 TRY	$1,880,000	$(46,658)
1/28/2016	BNP Paribas	231,500,000 RUB	$3,632,512	$203,405
1/28/2016	BNP Paribas	119,000,000 RUB	$1,782,865	$20,171
1/28/2016	BNP Paribas	64,350,000 RUB	$950,833	$(2,355)
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
1/28/2016	BNP Paribas	60,550,000 RUB	$931,567	$34,667
1/28/2016	JPMorgan	69,431,120 RUB	$1,076,577	$48,124
1/28/2016	JPMorgan	10,000,000 RUB	$154,784	$6,658
2/3/2016	Citibank	1,650,000 EUR	7,030,650 PLN	$(9,541)
2/3/2016	Citibank	7,030,650 PLN	1,653,551 EUR	$13,300
2/3/2016	JPMorgan	15,300,000 CNY	$2,389,318	$8,200
2/10/2016	Citibank	2,011,000,000 CLP	$2,847,635	$39,674
2/16/2016	Morgan Stanley	93,737,475 TWD	$2,847,000	$(26,743)
2/16/2016	Morgan Stanley	62,100,000 TWD	$1,885,818	$(18,004)
2/24/2016	Citibank	8,523,270 TRY	$2,917,000	$62,456
2/24/2016	Citibank	3,500,000 TRY	$1,183,801	$11,609
2/24/2016	JPMorgan	22,017,740 TRY	$7,523,127	$149,124
2/25/2016	Citibank	260,000 GBP	$393,157	$1,502
4/1/2016	JPMorgan	2,986,920 TRY	$963,556	$(26,600)
4/4/2016	Morgan Stanley	3,661,830 BRL	$905,833	$(3,148)
4/5/2016	Bank of America	14,700,000 CNY	$2,347,868	$67,584
4/5/2016	Bank of America	7,500,000 CNY	$1,198,083	$34,673
4/5/2016	Bank of America	7,225,000 CNY	$1,152,496	$31,745
4/5/2016	JPMorgan	2,678,444,200 COP	$898,394	$58,345
7/25/2016	Bank of America	11,364,600 SAR	$3,000,000	$(3,199)
7/25/2016	Bank of America	1,887,150 SAR	$500,000	$1,303
8/23/2016	Barclays	12,100,000 CNH	$1,853,810	$12,999
8/23/2016	Barclays	6,447,420 CNH	$980,000	$(866)
8/23/2016	Barclays	6,445,950 CNH	$980,000	$(642)
8/31/2016	JPMorgan	62,115,200 TWD	$1,910,943	$(2,705)
9/1/2016	JPMorgan	136,030,000 RUB	$1,973,738	$65,732
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$987,777
Net Unrealized Appreciation on Futures Contracts, Swap Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2015, these restricted securities amounted to $16,191,149, which represented 17.1% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2015, these liquid restricted securities amounted to $16,191,149, which represented 17.1% of total net assets.
3	Issuer in default.
4	Non-income-producing security.
Annual Shareholder Report

5	The rate shown represents a weighted average coupon rate on settled positions at period end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
6	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Directors.
7	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts and swap contracts.
8	Affiliated holding.
9	7-day net yield.
10	The cost of investments for federal tax purposes amounts to $109,110,087.
11	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
12	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$31,290,818	$—	$31,290,818
Floating Rate Loan	—	—	67,498	67,498
Foreign Governments/Agencies	—	51,538,162	3,015,500[1]	54,553,662
U.S. Treasury	—	4,729,877	—	4,729,877
Purchased Put Option	230,581	—	—	230,581
Exchange-Traded Fund	2,709,750	—	—	2,709,750
Investment Company	890,385	—	—	890,385
TOTAL SECURITIES	$3,830,716	$87,558,857	$3,082,998	$94,472,571
Other Financial Instruments:[2]
Assets	$133,865	$7,243,043	$—	$7,376,908
Liabilities	(158,714)	(8,943,117)	—	(9,101,831)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(24,849)	$(1,700,074)	$—	$(1,724,923)
1	Includes $2,958,000 of a security transferred from Level 2 to Level 3 because fair value was determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
2	Other financial instruments include futures contracts, swap contracts and foreign exchange contracts.
The Fund uses a pricing service to provide price evaluation for the Level 3 floating rate loan and certain foreign governments/agencies. The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
Annual Shareholder Report

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investment in Floating Rate Loan	Investments in Foreign Governments/ Agencies
Balance as of November 30, 2014	$258,575	$—
Accrued discount/premiums	395	—
Security type transfer in	—	1,380,400
Realized gain (loss)	—	(260,400)
Change in unrealized appreciation (depreciation)	(191,472)	488,185
Purchases	—	2,560,915
(Sales)	—	(1,153,600)
Balance as of November 30, 2015	$67,498	$3,015,500
The total change in unrealized appreciation (depreciation) attributable to investments still held at November 30, 2015	$(191,472)	$488,185
The following acronyms are used throughout this portfolio:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Offshore China Yuan Renminbi
CNY	—China Yuan Renminbi
COP	—Colombian Peso
EMTN	—Euro Medium Term Notes
ETF	—Exchange-Traded Fund
EUR	—Euro
GBP	—Great Britain Pound
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
LCH	—London Clearing House
LIBOR	—London Interbank Offered Rates
MTN	—Medium Term Notes
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
OTC	—Over-the-Counter
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RUB	—Russian Ruble
SAR	—Saudi Riyal
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.28	$9.31	$10.56	$9.28	$9.33
Income From Investment Operations:
Net investment income	0.50[1]	0.51	0.50[1]	0.48	0.60
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.95)	(0.04)	(1.25)	1.26	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	(0.45)	0.47	(0.75)	1.74	0.50
Less Distributions:
Distributions from net investment income	(0.27)	(0.45)	(0.50)	(0.46)	(0.55)
Distributions from net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.35)	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.62)	(0.50)	(0.50)	(0.46)	(0.55)
Net Asset Value, End of Period	$8.21	$9.28	$9.31	$10.56	$9.28
Total Return[2]	(4.88)%	5.09%	(7.30)%	19.17%	5.52%
Ratios to Average Net Assets:
Net expenses	1.18%	1.18%	1.18%	1.21%	1.25%
Net investment income	5.93%	5.32%	4.91%	4.93%	6.45%
Expense waiver/reimbursement[3]	0.62%	0.48%	0.31%	0.31%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$49,812	$68,343	$90,399	$178,764	$124,938
Portfolio turnover	200%	235%	66%	20%	26%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.25	$9.30	$10.54	$9.27	$9.32
Income From Investment Operations:
Net investment income	0.44[1]	0.43	0.44[1]	0.43	0.54
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.95)	(0.04)	(1.25)	1.22	(0.11)
TOTAL FROM INVESTMENT OPERATIONS	(0.51)	0.39	(0.81)	1.65	0.43
Less Distributions:
Distributions from net investment income	(0.20)	(0.39)	(0.43)	(0.38)	(0.48)
Distributions from net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.35)	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.55)	(0.44)	(0.43)	(0.38)	(0.48)
Net Asset Value, End of Period	$8.19	$9.25	$9.30	$10.54	$9.27
Total Return[2]	(5.50)%	4.22%	(7.91)%	18.19%	4.73%
Ratios to Average Net Assets:
Net expenses	1.93%	1.93%	1.93%	1.96%	2.00%
Net investment income	5.14%	4.56%	4.36%	4.29%	5.73%
Expense waiver/reimbursement[3]	0.61%	0.48%	0.34%	0.31%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,348	$7,292	$9,112	$12,848	$12,569
Portfolio turnover	200%	235%	66%	20%	26%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.23	$9.28	$10.52	$9.25	$9.30
Income From Investment Operations:
Net investment income	0.44[1]	0.44	0.44[1]	0.41	0.53
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.95)	(0.05)	(1.25)	1.24	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	(0.51)	0.39	(0.81)	1.65	0.43
Less Distributions:
Distributions from net investment income	(0.20)	(0.39)	(0.43)	(0.38)	(0.48)
Distributions from net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.35)	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.55)	(0.44)	(0.43)	(0.38)	(0.48)
Net Asset Value, End of Period	$8.17	$9.23	$9.28	$10.52	$9.25
Total Return[2]	(5.51)%	4.23%	(7.92)%	18.23%	4.74%
Ratios to Average Net Assets:
Net Expenses	1.93%	1.93%	1.93%	1.96%	2.00%
Net investment income	5.16%	4.56%	4.35%	4.19%	5.69%
Expense waiver/reimbursement[3]	0.61%	0.48%	0.34%	0.31%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,765	$25,062	$31,114	$38,177	$29,511
Portfolio turnover	200%	235%	66%	20%	26%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2012[1]
	2014	2014	2013
Net Asset Value, Beginning of Period	$9.30	$9.32	$10.57	$9.77
Income From Investment Operations:
Net investment income	0.53[2]	0.52	0.53[2]	0.29
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.96)	(0.02)	(1.25)	0.83
TOTAL FROM INVESTMENT OPERATIONS	(0.43)	0.50	(0.72)	1.12
Less Distributions:
Distributions from net investment income	(0.29)	(0.47)	(0.53)	(0.32)
Distributions from net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.35)	(0.05)	—	—
TOTAL DISTRIBUTIONS	(0.64)	(0.52)	(0.53)	(0.32)
Net Asset Value, End of Period	$8.23	$9.30	$9.32	$10.57
Total Return[3]	(4.62)%	5.41%	(7.06)%	11.65%
Ratios to Average Net Assets:
Net expenses	0.93%	0.93%	0.93%	0.93%[4]
Net investment income	6.20%	5.58%	5.23%	4.00%[4]
Expense waiver/reimbursement[5]	0.62%	0.48%	0.34%	0.31%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$25,748	$37,734	$31,061	$34,732
Portfolio turnover	200%	235%	66%	20%[6]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal period ended November 30, 2012.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investments in securities, at value including $890,385 of investment in an affiliated holding (Note 5) (identified cost $108,443,219)		$94,472,571
Cash		1,207,873
Unrealized appreciation on foreign exchange contracts		4,401,005
Swaps, at value (net premium paid of $2,996,435)		2,774,037
Income receivable		1,498,258
Receivable for investments sold		482,905
Receivable for periodic payments from swap contracts		102,863
Receivable for daily variation margin on futures		31,687
Receivable for shares sold		8,184
TOTAL ASSETS		104,979,383
Liabilities:
Swaps, at value (net premium received of $5,369,664)	$5,488,756
Unrealized depreciation on foreign exchange contracts	3,413,228
Due to broker for swap contracts	840,648
Payable for investments purchased	246,065
Income distribution payable	85,299
Payable for shares redeemed	22,694
Bank overdraft	5,053
Payable for daily variation margin on centrally cleared swaps	13,778
Payable for other service fees (Notes 2 and 5)	13,031
Payable for distribution services fee (Note 5)	12,089
Payable for investment adviser fee (Note 5)	653
Payable for Directors'/Trustees' fees (Note 5)	208
Payable for administrative fee (Note 5)	205
Accrued expenses (Note 5)	164,642
TOTAL LIABILITIES		10,306,349
Net assets for 11,531,741 shares outstanding		$94,673,034
Net Assets Consists of:
Paid-in capital		$111,057,653
Net unrealized depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency		(13,329,043)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions		(3,024,071)
Undistributed net investment income		(31,505)
TOTAL NET ASSETS		$94,673,034
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($49,811,896 ÷ 6,063,886 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$8.21
Offering price per share (100/95.50 of $8.21)	$8.60
Redemption proceeds per share	$8.21
Class B Shares:
Net asset value per share ($4,347,801 ÷ 531,067 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$8.19
Offering price per share	$8.19
Redemption proceeds per share (94.50/100 of $8.19)	$7.74
Class C Shares:
Net asset value per share ($14,765,281 ÷ 1,807,450 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$8.17
Offering price per share	$8.17
Redemption proceeds per share (99.00/100 of $8.17)	$8.09
Institutional Shares:
Net asset value per share ($25,748,056 ÷ 3,129,338 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$8.23
Offering price per share	$8.23
Redemption proceeds per share	$8.23
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2015
Investment Income:
Interest (net of foreign tax withheld of $6,097)		$7,809,772
Dividends (including $3,756 received from an affiliated holding (Note 5))		41,950
Total Income		7,851,722
Expenses:
Investment adviser fee (Note 5)	$938,223
Administrative fee (Note 5)	86,368
Custodian fees	82,861
Transfer agent fees	299,030
Directors'/Trustees' fees (Note 5)	2,138
Auditing fees	32,250
Legal fees	9,364
Distribution services fee (Note 5)	185,712
Other service fees (Notes 2 and 5)	202,172
Portfolio accounting fees	149,993
Share registration costs	57,228
Printing and postage	30,809
Taxes	12,550
Miscellaneous (Note 5)	10,766
TOTAL EXPENSES	2,099,464
Waiver/reimbursement of investment adviser fee (Note 5)	(679,646)
Net expenses		1,419,818
Net investment income		6,431,904
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		723,276
Net realized loss on futures contracts		(1,826,355)
Net realized loss on written options		(197,452)
Net realized loss on swap contracts		(3,841,214)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(7,291,709)
Net change in unrealized appreciation of futures contracts		(242,507)
Net change in unrealized depreciation on written options		269,720
Net change in unrealized appreciation on swap contracts		(532,078)
Net realized and unrealized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions		(12,938,319)
Change in net assets resulting from operations		$(6,506,415)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,431,904	$7,481,954
Net realized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(5,141,745)	3,029,352
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options, swap contracts and translation of assets and liabilities in foreign currency	(7,796,574)	(3,414,439)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,506,415)	7,096,867
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,735,940)	(3,800,201)
Class B Shares	(125,983)	(339,396)
Class C Shares	(437,086)	(1,151,375)
Institutional Shares	(949,418)	(1,385,093)
Distributions from net realized gain on investments
Class A Shares	(2,584,924)	(464,300)
Class B Shares	(270,433)	(47,702)
Class C Shares	(927,341)	(160,742)
Institutional Shares	(1,252,573)	(132,071)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,283,698)	(7,480,880)
Share Transactions:
Proceeds from sale of shares	35,873,497	49,661,197
Net asset value of shares issued to shareholders in payment of distributions declared	6,916,900	6,011,543
Cost of shares redeemed	(71,758,616)	(78,542,830)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(28,968,219)	(22,870,090)
Change in net assets	(43,758,332)	(23,254,103)
Net Assets:
Beginning of period	138,431,366	161,685,469
End of period (including undistributed (distributions in excess of) net investment income of $(31,505) and $(218,831), respectively)	$94,673,034	$138,431,366
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2015
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Emerging Market Debt Fund (the “Fund”, a non-diversified portfolio). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015. The primary investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
Annual Shareholder Report

■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C shares may bear certain distribution services fees and other service fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$140,268
Class B Shares	13,895
Class C Shares	48,009
TOTAL	$202,172
Annual Shareholder Report

Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
Annual Shareholder Report

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into interest rate swap contracts to increase return and to manage market and sector/asset class risk. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The Fund uses credit default swaps to increase return and to manage market and sector/asset class risk. The “buyer” in a credit default is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2015, is $60,093,600. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Annual Shareholder Report

Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swaps, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of credit default swap contracts, average value of interest rate swap contracts and average value of currency swap contracts held by the Fund throughout the period was $36,902,631, $179 and $5,607, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Annual Shareholder Report

Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the fiscal period was $3,739,248 and $4,884,702, respectively. This is based on the amounts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to increase return and to manage duration, yield and sector/asset class risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional values of long and short futures contracts held by the Fund throughout the period was $27,456,878 and $13,992,545, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Option Contracts
The Fund buys or sells put and call options to increase return and to manage currency risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer
Annual Shareholder Report

of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2014	42,000,000	$250,271
Contracts written	8,390,200	272,784
Contracts bought back	(50,390,200)	(523,055)
Outstanding at November 30, 2015	—	$—
Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments. At November 30, 2015, the Fund had no outstanding written options.
The average market values of written options and purchased options held by the Fund throughout the period was $86,758 and $92,014, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset	Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$4,401,005	Unrealized depreciation on foreign exchange contracts	$3,413,228
Interest rate contracts	Total investments in securities at value-options	230,581		—
Interest rate contracts	Receivable for daily variation margin on futures	(24,849)*		—
Credit contracts	Swaps, at value	2,725,153	Swaps, at value	5,309,022
Foreign exchange contracts		—	Swaps, at value	51,110
Interest rate contracts	Swaps, at value	48,884	Swaps, at value	128,624
Interest rate contracts		—	Payable for daily variation margin on centrally cleared swaps	26,868**
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$7,380,774		$8,928,852
*	Includes cumulative depreciation on futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation on centrally cleared swaps as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign exchange contracts	Equity contracts	Interest rate contracts	Credit contracts	Total
Credit Default Swap Contracts	$—	$—	$—	$(5,244,011)	$(5,244,011)
Interest Rate Swap Contracts	—	—	976,645	—	976,645
Currency Swap Contracts	426,152	—	—	—	426,152
Options Purchased	(37,170)	—	(415,977)	—	(453,147)
Written Options	26,078	—	(223,530)	—	(197,452)
Forward Exchange Contracts	10,130,857	—	—	—	10,130,857
Futures Contracts	—	49,468	(1,875,823)		(1,826,355)
TOTAL	$10,545,917	$49,468	$(1,538,685)	$(5,244,011)	$3,812,689

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign exchange contracts	Interest rate contracts	Credit contracts	Total
Credit Default Swap Contracts	$—	$—	$(416,802)	$(416,802)
Interest Rate Swap Contracts	—	(64,166)	—	(64,166)
Currency Swap Contracts	(51,110)	—	—	(51,110)
Options Purchased	—	365,397	—	365,397
Written Options	—	269,720	—	269,720
Forward Exchange Contracts	658,894	—	—	658,894
Futures Contracts	—	(242,507)		(242,507)
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign exchange contracts	Interest rate contracts	Credit contracts	Total
TOTAL	$607,784	$328,444	$(416,802)	$519,426
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. As of November 30, 2015, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$2,774,037	$(2,689,613)	$(84,424)[1]	$—
Foreign Exchange Contracts	4,401,005	(3,189,443)	—	1,211,562
TOTAL	$7,175,042	$(5,879,056)	$(84,424)	$1,211,562

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap Contracts	$5,488,756	$(2,689,613)	$(1,948,802)	$850,341
Foreign Exchange Contracts	3,413,228	(3,189,443)	—	223,785
TOTAL	$8,901,984	$(5,879,056)	$(1,948,802)	$1,074,126
1	The amount of collateral presented has been limited such that the net amount cannot be less than zero.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,026,689	$8,688,249	2,116,593	$20,045,133
Shares issued to shareholders in payment of distributions declared	450,800	3,789,737	406,880	3,821,537
Shares redeemed	(2,776,425)	(23,484,569)	(4,867,128)	(46,120,757)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,298,936)	$(11,006,583)	(2,343,655)	$(22,254,087)

Year Ended	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	33,726	$289,006	63,867	$602,389
Shares issued to shareholders in payment of distributions declared	36,035	301,753	30,080	281,669
Shares redeemed	(326,825)	(2,773,985)	(286,018)	(2,691,824)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(257,064)	$(2,183,226)	(192,071)	$(1,807,766)

Year Ended	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	121,629	$1,031,257	265,741	$2,495,757
Shares issued to shareholders in payment of distributions declared	107,966	903,218	98,192	918,059
Shares redeemed	(1,136,246)	(9,589,386)	(1,003,162)	(9,388,907)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(906,651)	$(7,654,911)	(639,229)	$(5,975,091)

Year Ended	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,027,475	$25,864,985	2,777,797	$26,517,918
Shares issued to shareholders in payment of distributions declared	228,411	1,922,192	105,325	990,278
Shares redeemed	(4,185,678)	(35,910,676)	(2,155,534)	(20,341,342)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(929,792)	$(8,123,499)	727,588	$7,166,854
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(3,392,443)	$(28,968,219)	(2,447,367)	$(22,870,090)
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, swap income and realized gain (loss) reclasses, discount accretion/premium amortization of debt securities, defaulted security adjustment and proceeds from a credit event on a debt security.
For the year ended November 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,996,151)	$2,996,151
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary income[1]	$3,386,141	$6,676,065
Long-term capital gains	$4,897,557	$804,815
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2015, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$506,532
Net unrealized depreciation	$(14,442,471)
Capital loss carryforwards	$ (2,448,680)
2	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
The difference between book-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for discount accretion/premium amortization on debt securities interest accruals and defaulted bonds.
At November 30, 2015, the cost of investments for federal tax purposes was $109,110,087. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) futures contracts; (c) swap contracts; and (d) outstanding foreign currency commitments was $14,637,516. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,495,288 and net unrealized depreciation from investments for those securities having an excess of cost over value of $16,132,804.
At November 30, 2015, the Fund had a capital loss carryforward of $2,448,680 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for
Annual Shareholder Report

federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$2,448,680	$—	$2,448,680
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the Adviser waived $675,247 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$41,685
Class C Shares	144,027
TOTAL	$185,712
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2015, FSC retained $34,639 of fees paid by the Fund.
Other Service Fees
For the year ended November 30, 2015, FSSC received $15,260 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2015, FSC retained $3,497 in sales charges from the sale of Class A Shares. FSC also retained $825, $29,732 and $372 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Interfund Transactions
During the year ended November 30, 2015, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,558,634 and $16,739,613, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, interest expense, dividends and other expense related to short sales, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.18%, 1.93%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Annual Shareholder Report

General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in the Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2015, the Adviser reimbursed $4,399. Transactions involving the affiliated holding during the year ended November 30, 2015, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2014	5,515,597
Purchases/Additions	163,301,153
Sales/Reductions	(167,926,365)
Balance of Shares Held 11/30/2015	890,385
Value	$890,385
Dividend Income	$3,756
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the ended November 30, 2015, were as follows:
Purchases	$203,161,508
Sales	$227,597,219
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2015, the amount of long-term capital gains designated by the Fund was $4,897,557.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated EMERGING MARKET DEBT FUND:
We have audited the accompanying statement of assets and liabilities of Federated Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Emerging Market Debt Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$966.20	$5.82
Class B Shares	$1,000	$963.60	$9.50
Class C Shares	$1,000	$963.60	$9.50
Institutional Shares	$1,000	$968.60	$4.59
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.15	$5.97
Class B Shares	$1,000	$1,015.39	$9.75
Class C Shares	$1,000	$1,015.39	$9.75
Institutional Shares	$1,000	$1,020.41	$4.71
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.18%
Class B Shares	1.93%
Class C Shares	1.93%
Institutional Shares	0.93%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Indefinite Term Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: January 1994	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Emerging Market Debt Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
Annual Shareholder Report

charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single
Annual Shareholder Report

change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having
Annual Shareholder Report

invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Emerging Market Debt Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U763
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2015
Share Class	Ticker
A	FGFAX
B	FGFBX
C	FGFCX
R	FGFRX
Institutional	FGFLX
R6	FGRSX

Federated International Leaders Fund
Fund Established 1998

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2014 through November 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2015, was -2.54%, -3.30%, -3.29%, -2.72%, -2.28% and -2.25% for Class A, Class B, Class C, Class R, Institutional Shares and Class R6 Shares, respectively. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),1 the Fund's broad-based securities market index, was -2.94% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was -3.26% for the same period. The Fund's and MFLBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund's performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
Global equity market3 performance was mixed over the reporting period as regional divergence caused large currency moves which impacted overall performance for investors. Outside the U.S., central banks in Canada, Europe and Japan maintained aggressively loose monetary policies in an effort to fight deflation and support economic growth. Meanwhile in the U.S., a stronger economy increased expectations for the first Federal Reserve interest rate hike in almost a decade. The anticipated divergence in global monetary policy drove up the value of the U.S. dollar relative to other major world currencies. Over the reporting period, developed markets, as measured by MSCI EAFE, returned 6.74% in local terms and -2.94% for U.S. dollar-based investors. Emerging markets4 were broadly down over the reporting period as China's slowing economy and a decline in commodity prices negatively impacted the overall outlook for growth. As measured by MSCI Emerging Markets,5 emerging markets returned -7.11% in local terms and -16.99% for U.S. dollar-based investors.
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The European equity market, as measured by MSCI AC Europe,6 returned 6.42% in local terms and -5.26% for U.S. dollar-based investors. Throughout the reporting period, aggressively loose monetary policy by the European Central Bank (ECB) and a weaker euro helped boost the outlook for economic growth. Despite the mid-year political crisis in Greece, the sovereign debt crisis in the euro area continued to recede as major economies of Spain and Italy returned to higher growth and lower unemployment. Furthermore, as government budgets have improved and bond yields declined, the impact of fiscal austerity diminished. As the reporting period ended, the ECB cut deposit rates to a record low -0.30% and extended its 1.1 trillion euro asset purchase program into 2017. Despite geopolitical turmoil (tragic acts of terrorism and a massive influx of refugees), domestic demand in Europe continued to improve, helped by record low interest rates, lower energy costs and a relatively weaker currency.
Japanese corporate data was very strong with ongoing earnings acceleration due to the sustained weakness of the yen, lower energy prices, and higher consumption driven by a tourist boom. Japanese retail sales increased during the reporting period, Small business confidence rose and the service sector Purchasing Managers' Index (PMI) peaked at 53.7 during the third quarter, its highest level in nearly two years. Japan's equity market, as measured by the MSCI Japan Index,7 responded positively, ending the reporting period 7.65% higher, which was the best in both Asia and among major developed economies. Japanese structural reforms under the “three arrows” of Abenomics are slowly changing the economic landscape; however, persistent zero to low real economic growth continued to trouble policymakers. The Bank of Japan remained accommodative with an open commitment to maintain asset purchases of 80 trillion yen per month.
While the major developed markets grew modestly, there existed signs of a deceleration in key emerging markets. After a decade of double-digit growth driven by fixed asset investment and a mercantilist dependence on global trade, the Chinese government's decision to transform to a more consumption-based economy slowed the pace of growth. From a long-term perspective, this economic rebalancing was positive; however, in the near-term, it has resulted in slower Chinese economic activity and reduced the global demand for fixed assets and commodities. Countries whose economies benefited from commodity exports to China, such as Russia and Brazil, are now expecting recessions. The volatility of the local Chinese A-share stock market and the government's sudden weakening of the Chinese yuan in August fueled worries about economic stability. After a strong start, Chinese equities, as measured by the MSCI China Index,8 finished the reporting period down 5.53%. As with most developed economies, many emerging market central banks continued to ease monetary conditions by cutting interest rates and adding liquidity. For example, the People's Bank of China continued to ease monetary policy using multiple measures to stimulate the economy such as cutting the benchmark one-year lending rate the fifth time since November 2014 and lowering the reserve requirement for banks by 0.50%. The weakness in China impacted South Korea, which experienced an overall drop in total exports for the first time in six years.
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In Taiwan, weaker exports to China were offset by stronger domestic demand amid a stable job market and rising household incomes. During the reporting period, the MSCI Taiwan Index and MSCI South Korea Index returned -12.96% and -7.21%, respectively.7 An economic bright spot for the emerging markets was South East Asia. Solid domestic demand drove recoveries in India, Indonesia and Thailand, which were also boosted by more responsible monetary and fiscal policies, and renewed political stability. Despite the positive economic performance, the stock markets and currencies declined during the reporting period amid a broad sell-off in emerging market assets.
For the reporting period, the MSCI USA Index7 (2.10%) outperformed both the MSCI EAFE Index (-2.94%) and MSCI Emerging Markets Index (-16.99%). Broadly across the world, there was a wide divergence amongst country returns as measured by the respective MSCI country indices.7 Within developed markets, the best performing major economy was Japan (7.65%) which was less impacted by currency depreciation. Within the euro area (and euro pegged currencies), the depreciation of the euro by 15.3% versus the U.S. dollar was a major contributor to returns. Within the region, only Ireland (12.90%), Denmark (12.80%) and Belgium (10.01%) had positive returns. The major developed economies which underperformed the most were the ones most exposed to commodities and emerging markets: Canada (-20.02%), Singapore (-18.71%), Spain (-17.04%) and Norway (-15.52%). Within emerging markets, no major market had positive returns. The top performers were the ones with the strongest currencies China (-5.53%), South Korea (-7.21%) and Philippines (-7.41%). Laggards in the emerging markets were Brazil (-45.10%), Colombia (-46.42%) and Greece (-67.93%).
SECURITY SELECTION
For the reporting period, the Fund's slight outperformance relative to the MSCI EAFE was driven by strong stock selection in a few sectors, a lack of exposure to others and risk management measures taken to protect the Fund from extraordinary actions by central banks. Energy and Material sectors fell sharply as the economic slowdown in China combined with excess supply negatively impacted commodity prices. Nearly one-third of the Fund's assets remained in the financial services sector with much of the remaining Fund's assets biased toward cyclical, economically-sensitive companies. In general, sector performance was mixed and U.S. investors' returns were impacted by the strong dollar which reduced overall returns. The main contributors to the Fund's relative outperformance were, in order of magnitude: stock selection in Material and Industrial companies, a lack of exposure to Utilities and underweight exposure to Energy companies, as well as a currency hedge which neutralized the Fund's overweight exposure to the euro relative to its benchmark.
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Within the Materials sector, the Fund's investments in cement companies were the largest contributors to relative performance. CRH and Heidelberg Cement AG benefited from strong demand, solid earnings and the sharp decline in crude oil prices which is a major input cost for many of their products. As of the end of the reporting period, Fund management continues to have high conviction in both of these companies due to continued U.S. demand and the economic recovery in Europe. The Fund's lack of exposure to Metals and Mining companies also contributed positively to performance as these companies struggled as demand waned, especially from their largest marginal customer, China. Fund management continues to have a cautious view on these companies over the near-term.
The Fund's performance was also affected by a lack of exposure in sectors which Fund management deemed too expensive and beneficiaries of investors' demand for income and high dividends. An avoidance of Utility companies benefitted relative performance as the sector declined nearly 10% over the trailing 12 months. Additionally, the Fund's underweight exposure to the Energy sector positively impacted returns but was negated by stock selection. During the first quarter of the reporting period, Fund management added two Oil Equipment and Services companies which continued to decline and detracted from Fund performance.
Finally, Fund management became increasingly concerned about the impact of the potential quantitative easing from the ECB given the Fund's overweight exposure to European companies relative to its benchmark. In order to mitigate the impact of a decline in the euro relative to the U.S. dollar, Fund management established a hedge against the euro to neutralize the Fund's overweight exposure to the currency versus its benchmark. While this action was purely for risk management purposes, the currency hedge out of the euro added to relative and absolute performance in addition to reducing the risk for U.S. investors.
In contrast to these sources of outperformance, the two largest detractors were stock selection in Consumer Discretionary companies and Financial Services as well as the Fund's underweight allocation to large pharmaceutical companies within Health Care. Within the Consumer Discretionary sector, company specific issues combined with a slowdown in consumer spending hurt the Fund's investments in luxury goods companies such as Prada, Kering and Swatch. The story was somewhat similar for the Financial Services companies held in the Fund. Regulatory issues, large fines and concerns about capital requirement overshadowed strong earnings from many of the Fund's holdings and weighed on relative performance.
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1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MFLBFA.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
5	The MSCI Emerging Markets Index captures large- and mid-cap representation across 23 emerging market countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
6	The MSCI AC Europe Index captures large- and mid-cap representation across 15 developed market countries and 6 emerging market countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
7	The MSCI country indexes are designed to measure the performance of the large- and mid-cap segments of the respective country's market. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
8	The MSCI China Index captures large- and mid-cap representation across China H shares, B shares, Red chips and P chips. The index covers about 85% of this China equity universe. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Leaders Fund from November 30, 2005 to November 30, 2015, compared to the MSCI EAFE Index Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2015
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-7.89%	6.21%	6.28%
Class B Shares	-8.61%	6.30%	6.24%
Class C Shares	-4.26%	6.62%	6.08%
Class R Shares[4]	-2.72%	7.28%	6.79%
Institutional Shares[5]	-2.28%	7.69%	7.03%
Class R6 Shares[6]	-2.25%	7.57%	6.96%
MSCI EAFE	-2.94%	5.52%	3.64%
MFLBFA	-3.26%	4.48%	3.53%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI EAFE Index is an equity index which captures large-and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 906 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
4	The Fund's Class R Shares commenced operations on June 24, 2013. For the period prior to the commencement of operations of the Class R Shares, the Class R Shares performance information shown is for the Fund's Class A Shares adjusted to reflect the expenses of the Fund's Class R Shares for each year for which the Fund's Class R Shares expenses would have exceeded the actual expenses paid by the Fund's Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Class R Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the Institutional Shares performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
6	The Fund's Class R6 Shares commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the operations of the Class R6 Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2015, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
France	12.6%
United Kingdom	12.6%
Switzerland	11.8%
Germany	11.6%
Italy	6.4%
Netherlands	3.6%
Hong Kong	3.5%
Ireland	3.0%
Spain	2.2%
Japan	2.2%
United States	2.2%
Sweden	1.3%
South Korea	1.2%
Bermuda	0.8%
Singapore	0.8%
Mexico	0.3%
Securities Lending Collateral[2]	1.1%
Other Security Types[3]	0.1%
Cash Equivalents[4]	22.4%
Derivative Contracts[5]	1.9%
Other Assets and Liabilities—Net[6]	(1.6)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Represents cash collateral received from portfolio securities on loan which are invested in short-term investments such as repurchase agreements or money market funds.
3	Other Security Types consists of Rights.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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At November 30, 2015, the Fund's sector classification composition7 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	24.0%
Consumer Discretionary	18.9%
Industrials	15.2%
Consumer Staples	7.8%
Materials	6.5%
Information Technology	2.5%
Energy	1.2%
Securities Lending Collateral[2]	1.1%
Other Security Types[3]	0.1%
Cash Equivalents[4]	22.4%
Derivative Contracts[5]	1.9%
Other Assets and Liabilities—Net[6]	(1.6)%
TOTAL	100.0%
7	Except for Cash Equivalents, Derivative Contracts and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2015
Shares			Value in U.S. Dollars
		COMMON STOCKS—76.1%
		Bermuda—0.8%
161,869		Signet Jewelers Ltd.	$21,267,968
		France—12.6%
679,748		Accor SA	28,657,873
844,841		AXA SA	22,825,181
1,762,097		BNP Paribas SA	104,347,687
1,831,592		Edenred	37,905,970
296,651		Kering	51,120,394
267,773		Pernod Ricard SA	30,448,298
3,226,828		Television Francaise 1 SA TF1	39,305,830
		TOTAL	314,611,233
		Germany—11.6%
599,596		Bayerische Motoren Werke AG	65,425,599
712,036		Daimler AG	63,709,789
674,829		HeidelbergCement AG	53,718,105
4,214,571	[1]	Kloeckner & Co. AG	36,080,072
597,665		Rheinmetall AG	37,926,235
410,519		SAP SE	32,330,938
		TOTAL	289,190,738
		Hong Kong—3.5%
5,173,240		Dah Sing Financial Holdings Ltd.	26,777,149
6,684,900		Hang Lung Properties Ltd.	15,781,642
913,082		HSBC Holdings PLC	7,275,906
2,337,995		HSBC Holdings PLC	18,760,547
1,460,961		Sun Hung Kai Properties Ltd.	18,081,545
		TOTAL	86,676,789
		Ireland—3.0%
2,160,788		CRH PLC	63,400,029
1,053,303		Grafton Group PLC	10,826,985
		TOTAL	74,227,014
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Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Italy—6.4%
15,979,210	Intesa Sanpaolo SPA	$54,659,181
9,545,400	Prada SPA	33,534,236
12,242,482	UniCredit SPA	71,768,683
	TOTAL	159,962,100
	Japan—2.2%
1,646,400	Honda Motor Co., Ltd.	53,799,782
	Mexico—0.3%
56,900	Grupo Aeroportuario del Sureste S.A.B., de C.V., Class B, ADR	8,593,038
	Netherlands—3.6%
336,300	ABN AMRO Group NV, GDR	7,063,693
348,577	Akzo Nobel NV	24,769,628
2,134,452	Koninklijke Philips NV	58,317,052
	TOTAL	90,150,373
	Singapore—0.8%
1,375,200	City Developments Ltd.	7,154,434
1,105,875	DBS Group Holdings Ltd.	12,913,329
	TOTAL	20,067,763
	South Korea—1.2%
27,259	Samsung Electronics Co. Ltd.	30,178,304
	Spain—2.2%
9,901,018	Banco Santander, SA	54,006,059
	Sweden—1.3%
1,250,400	Assa Abloy AB, Class B	26,572,329
638,550	Volvo AB, Class B	6,597,924
	TOTAL	33,170,253
	Switzerland—11.8%
375,884	Adecco SA	25,669,923
329,488	Cie Financiere Richemont SA	24,602,073
3,885,908	Credit Suisse Group AG	83,367,529
10,767	Givaudan SA	19,404,294
1,157,110	Julius Baer Group Ltd.	55,252,941
520,063	Nestle SA	38,537,546
139,918	Swatch Group AG/The, Class B	49,110,625
	TOTAL	295,944,931
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United Kingdom—12.6%
2,576,842		CNH Industrial NV	$18,897,806
2,336,074		Diageo PLC	67,059,897
1,105,987		Imperial Tobacco Group PLC	59,765,974
343,337		InterContinental Hotels Group PLC	13,160,500
883,745		Invesco Ltd.	29,773,369
6,997,081		Michael Page International PLC	53,586,995
217,263		Schroders PLC	9,795,680
588,977		Wolseley PLC	34,187,047
1,264,442		WPP PLC	29,232,020
		TOTAL	315,459,288
		United States—2.2%
406,900		Ingersoll-Rand PLC, Class A	23,872,823
450,964	[2]	National Oilwell Varco, Inc.	16,838,996
1,485,524	[2]	Tidewater, Inc.	14,127,333
		TOTAL	54,839,152
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,848,576,390)	1,902,144,785
		RIGHTS—0.1%
		Switzerland—0.1%
3,885,908	[3]	Credit Suisse Group AG, Expiration Date 12/04/2015 (IDENTIFIED COST $0)	2,379,474
		INVESTMENT COMPANIES—23.5%[1]
28,312,602	[5]	Federated Money Market Management, Institutional Shares, 0.20%[4]	28,312,602
559,122,425		Federated Prime Value Obligations Fund, Institutional Shares, 0.17%[4]	559,122,425
		TOTAL INVESTMENT COMPANIES (AT NET ASSET VALUE)	587,435,027
		TOTAL INVESTMENTS—99.7% (IDENTIFIED COST $2,436,011,417)[6]	2,491,959,286
		OTHER ASSETS AND LIABILITIES - NET—0.3%[7]	7,740,667
		TOTAL NET ASSETS—100%	$2,499,699,953
At November 30, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[3]The Tokyo Price Index, Long Futures	2,783	$357,652,803	December 2015	$27,439,534
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At November 30, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver	In Exchange For	Unrealized Appreciation
Contracts Sold:
12/2/2015	BNY Mellon	35 EUR	$37	$—
12/2/2015	BNY Mellon	26,850,780 JPY	$218,540	$418
1/27/2016	Barclays	248,290,668 EUR	$282,353,665	$19,539,899
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$19,540,317
Net Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Affiliated company and holding.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Non-income-producing security.
4	7-day net yield.
5	All or a portion of this security is held as collateral for securities lending.
6	The cost of investments for federal tax purposes amounts to $2,445,660,801.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	54,839,152	—	—	54,839,152
International	59,634,375	1,787,671,258[1]	—	1,847,305,633
Rights	—	2,379,474	—	2,379,474
Investment Companies	587,435,027	—	—	587,435,027
TOTAL SECURITIES	701,908,554	1,790,050,732	—	2,491,959,286
Other Financial Instruments:[2]
Assets	$27,439,952	$19,539,899	$—	$46,979,851
Liabilities	—	—	—	—
TOTAL OTHER FINANCIAL INSTRUMENTS[2]	$27,439,952	$19,539,899	—	$46,979,851
1	Includes $1,859,847,833 of securities transferred from Level 1 to Level 2 because fair value factors were applied to the securities. Transfers shown represent the value of the securities at the beginning of the period.
2	Other financial instruments include futures contracts and foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
EUR	—Euro
GDR	—Global Depositary Receipt
JPY	—Japanese Yen
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.41	$33.49	$25.65	$21.41	$23.32
Income From Investment Operations:
Net investment income[1]	0.37	0.38	0.32	0.31	0.21
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(1.22)	(0.12)	7.73	4.02	(2.19)
TOTAL FROM INVESTMENT OPERATIONS	(0.85)	0.26	8.05	4.33	(1.98)
Less Distributions:
Distributions from net investment income	(0.26)	(0.34)	(0.21)	(0.09)	(0.04)
Regulatory Settlement Proceeds	—	—	—	—	0.11[2]
Net Asset Value, End of Period	$32.30	$33.41	$33.49	$25.65	$21.41
Total Return[3]	(2.54) %	0.77%	31.60%	20.34%	(8.04)%[2]
Ratios to Average Net Assets:
Net expenses	1.21%	1.22%	1.36%	1.49%	1.49%[4]
Net investment income	1.10%	1.14%	1.12%	1.33%	0.87%
Expense waiver/reimbursement[5]	0.19%	0.21%	0.14%	0.12%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$785,538	$638,630	$465,895	$235,540	$214,019
Portfolio turnover	2%	4%	5%	16%	35%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended November 30, 2011, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.47% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.49% for the year ended November 30, 2011 after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.18	$31.30	$24.01	$20.11	$22.02
Income From Investment Operations:
Net investment income[1]	0.12	0.11	0.11	0.13	0.02
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(1.15)	(0.09)	7.22	3.77	(2.04)
TOTAL FROM INVESTMENT OPERATIONS	(1.03)	0.02	7.33	3.90	(2.02)
Less Distributions:
Distributions from net investment income	(0.04)	(0.14)	(0.04)	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.11[2]
Net Asset Value, End of Period	$30.11	$31.18	$31.30	$24.01	$20.11
Total Return[3]	(3.30)%	0.05%	30.58%	19.39%	(8.67)%[2]
Ratios to Average Net Assets:
Net expenses	1.96%	1.97%	2.12%	2.24%	2.24%[4]
Net investment income (loss)	0.39%	0.36%	0.39%	0.58%	0.09%
Expense waiver/reimbursement[5]	0.23%	0.24%	0.16%	0.12%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,748	$25,457	$23,141	$15,557	$15,169
Portfolio turnover	2%	4%	5%	16%	35%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended November 30, 2011, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.50% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.24% for the year ended November 30, 2011 after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.12	$31.28	$23.97	$20.07	$21.98
Income From Investment Operations:
Net investment income[1]	0.07	0.11	0.09	0.14	0.02
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(1.09)	(0.09)	7.23	3.76	(2.04)
TOTAL FROM INVESTMENT OPERATIONS	(1.02)	0.02	7.32	3.90	(2.02)
Less Distributions:
Distributions from net investment income	(0.08)	(0.18)	(0.01)	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.11[2]
Net Asset Value, End of Period	$30.02	$31.12	$31.28	$23.97	$20.07
Total Return[3]	(3.29)%	0.06%	30.57%	19.43%	(8.69)%[2]
Ratios to Average Net Assets:
Net expenses	1.96%	1.97%	2.12%	2.24%	2.24%[4]
Net investment income (loss)	0.22%	0.34%	0.35%	0.62%	0.09%
Expense waiver/reimbursement[5]	0.24%	0.26%	0.17%	0.12%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$147,373	$100,558	$55,168	$32,937	$36,433
Portfolio turnover	2%	4%	5%	16%	35%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended November 30, 2011, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.50% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.24% for the year ended November 30, 2011 after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,		Period Ended 11/30/2013[1]
	2015	2014
Net Asset Value, Beginning of Period	$33.32	$33.47	$27.08
Income From Investment Operations:
Net investment income (loss)[2]	0.33	(0.10)	(0.03)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	(1.23)	0.31	6.42
TOTAL FROM INVESTMENT OPERATIONS	(0.90)	0.21	6.39
Less Distributions:
Distributions from net investment income	(0.31)	(0.36)	—
Net Asset Value, End of Period	$32.11	$33.32	$33.47
Total Return[3]	(2.72)%	0.64%	23.60%
Ratios to Average Net Assets:
Net expenses	1.39%	1.42%	1.44%[4]
Net investment income (loss)	0.98%	(0.31)%	(0.22)%[4]
Expense waiver/reimbursement[5]	0.40%	0.45%	0.46%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$54,555	$48,227	$317
Portfolio turnover	2%	4%	5%[6]
1	Reflects operations for the period June 24, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.52	$33.57	$25.71	$21.47	$23.35
Income From Investment Operations:
Net investment income[1]	0.41	0.43	0.40	0.35	0.19
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(1.17)	(0.08)	7.73	4.04	(2.12)
TOTAL FROM INVESTMENT OPERATIONS	(0.76)	0.35	8.13	4.39	(1.93)
Less Distributions:
Distributions from net investment income	(0.35)	(0.40)	(0.27)	(0.15)	(0.07)
Regulatory Settlement Proceeds	—	—	—	—	0.12[2]
Net Asset Value, End of Period	$32.41	$33.52	$33.57	$25.71	$21.47
Total Return[3]	(2.28)%	1.04%	31.89%	20.65%	(7.79)%[2]
Ratios to Average Net Assets:
Net expenses	0.96%	0.96%	1.12%	1.24%	1.24%[4]
Net investment income (loss)	1.22%	1.30%	1.39%	1.52%	0.86%
Expense waiver/reimbursement[5]	0.17%	0.18%	0.12%	0.12%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,379,228	$886,511	$370,569	$201,149	$133,781
Portfolio turnover	2%	4%	5%	16%	35%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended November 30, 2011, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.52% on the total return.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.24% for the year ended November 30, 2011 after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,		Period Ended 11/30/2013[1]
	2015	2014
Net Asset Value, Beginning of Period	$33.48	$33.51	$30.30
Income from Investment Operations:
Net investment income[2]	0.50	0.53	0.03
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(1.25)	(0.16)	3.18
TOTAL FROM INVESTMENT OPERATIONS	(0.75)	0.37	3.21
Distributions from net investment income	(0.36)	(0.40)	—
Net Asset Value, End of Period	$32.37	$33.48	$33.51
Total Return[3]	(2.25)%	1.11%	10.59%
Ratios to Average Net Assets:
Net expenses	0.90%	0.91%	0.94%[4]
Net investment income	1.49%	1.58%	0.28%[4]
Expense waiver/reimbursement[5]	0.15%	0.17%	0.21%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$105,259	$55,808	$4,173
Portfolio turnover	2%	4%	5%[6]
1	Reflects operations for the period August 5, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investments in securities, at value including $27,908,620 of securities loaned and $587,435,027 of investment in affiliated holdings and $36,080,072 of investment in an affiliated company (Note 5) (identified cost $2,436,011,417)		$2,491,959,286
Restricted cash (Note 2)		11,513,051
Cash denominated in foreign currencies (identified cost $308,275)		309,826
Unrealized appreciation on foreign exchange contracts		19,540,317
Receivable for shares sold		7,592,239
Income receivable		3,765,686
Receivable for daily variation margin on futures		913,498
TOTAL ASSETS		2,535,593,903
Liabilities:
Payable for collateral due to broker for securities lending	$28,312,602
Payable for shares redeemed	3,288,878
Bank overdraft	3,249,426
Payable for other service fees (Notes 2 and 5)	195,417
Payable for distribution services fee (Note 5)	118,259
Payable for investment adviser fee (Note 5)	50,715
Payable for administrative fee (Note 5)	5,348
Payable for Directors'/Trustees' fees (Note 5)	1,426
Accrued expenses (Note 5)	671,879
TOTAL LIABILITIES		35,893,950
Net assets for 77,659,700 shares outstanding		$2,499,699,953
Net Assets Consists of:
Paid-in capital		$2,414,271,793
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		102,674,795
Accumulated net realized loss on investments, futures, and foreign currency transactions		(35,012,443)
Undistributed net investment income		17,765,808
TOTAL NET ASSETS		$2,499,699,953
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Assets Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($785,538,282 ÷ 24,319,866 shares outstanding) $0.001 par value, 300,000,000 shares authorized	$32.30
Offering price per share (100/94.50 of $32.30)	$34.18
Redemption proceeds per share	$32.30
Class B Shares:
Net asset value per share ($27,747,640 ÷ 921,436 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$30.11
Offering price per share	$30.11
Redemption proceeds per share (94.50/100 of $30.11)	$28.45
Class C Shares:
Net asset value per share ($147,372,832 ÷ 4,908,486 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$30.02
Offering price per share	$30.02
Redemption proceeds per share (99.00/100 of $30.02)	$29.72
Class R Shares:
Net asset value per share ($54,555,095 ÷ 1,699,143 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$32.11
Offering price per share	$32.11
Redemption proceeds per share	$32.11
Institutional Shares:
Net asset value per share ($1,379,227,565 ÷ 42,559,463 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$32.41
Offering price per share	$32.41
Redemption proceeds per share	$32.41
Class R6 Shares:
Net asset value per share ($105,258,539 ÷ 3,251,306 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$32.37
Offering price per share	$32.37
Redemption proceeds per share	$32.37
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended November 30, 2015
Investment Income:
Dividends (including $468,416 received from affiliated holdings, $869,659 from an affiliated company (Note 5) and net of foreign taxes withheld of $3,268,772 (including $130,449 from an affiliated company))			$45,669,908
Interest (income on securities loaned)			1,185,611
TOTAL INCOME			46,855,519
Expenses:
Investment adviser fee (Note 5)		$18,776,227
Administrative fee (Note 5)		1,632,573
Custodian fees		362,784
Transfer agent fees		2,358,501
Directors'/Trustees' fees (Note 5)		17,913
Auditing fees		24,700
Legal fees		11,964
Distribution services fee (Note 5)		1,373,429
Other service fees (Notes 2 and 5)		2,164,494
Portfolio accounting fees		240,817
Share registration costs		247,985
Printing and postage		97,151
Taxes		139,889
Miscellaneous (Note 5)		30,208
TOTAL EXPENSES		27,478,635
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(3,070,727)
Waiver and reimbursement of other operating expenses (Notes 2 and 5)	(822,113)
TOTAL WAIVERS AND REIMBURSEMENTS		(3,892,840)
Net expenses			23,585,795
Net investment income			23,269,724
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(7,563,770)
Net realized gain on futures contracts			17,730,303
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(119,463,946)
Net change in unrealized appreciation of futures contracts			12,425,057
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(96,872,356)
Change in net assets resulting from operations			$(73,602,632)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,269,724	$16,283,340
Net realized gain on investments, futures contracts and foreign currency transactions	10,166,533	30,754,416
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(107,038,889)	(50,689,672)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(73,602,632)	(3,651,916)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(5,027,207)	(4,903,682)
Class B Shares	(33,289)	(102,420)
Class C Shares	(247,686)	(338,637)
Class R Shares	(443,165)	(3,567)
Institutional Shares	(9,331,601)	(4,558,726)
Class R6 Shares	(607,455)	(127,939)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(15,690,403)	(10,034,971)
Share Transactions:
Proceeds from sale of shares	1,310,141,936	1,324,660,089
Net asset value of shares issued to shareholders in payment of distributions declared	11,493,591	6,898,388
Cost of shares redeemed	(487,832,995)	(481,945,118)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	833,802,532	849,613,359
Change in net assets	744,509,497	835,926,472
Net Assets:
Beginning of period	1,755,190,456	919,263,984
End of period (including undistributed net investment income of $17,765,808 and $15,816,586, respectively)	$2,499,699,953	$1,755,190,456
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
November 30, 2015
1. Organization
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
25

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report
26

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that
Annual Shareholder Report
27

Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended November 30, 2015, transfer agent fees for the fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$874,257	$(305,307)
Class B Shares	43,929	(23,020)
Class C Shares	209,802	(115,217)
Class R Shares	128,969	—
Institutional Shares	1,088,026	(249,699)
Class R6 Shares	13,518	—
TOTAL	$2,358,501	$(693,243)
As indicated in the Annual Report dated November 30, 2013, the Fund corrected its previously reported financial results related to certain foreign company distributions received by the Fund for the fiscal years ended November 30, 2012 and 2011; this correction resulted in increased net investment income related to fiscal years 2012 and 2011. Accordingly, this additional net income was distributed to Fund shareholders in the form of a dividend on December 27, 2013. The corrections had no impact on the Fund's previously reported total returns, net assets or net asset values per share and were immaterial to the financial statements as a whole.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended November 30, 2015, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$1,792,581	$—
Class B Shares	66,629	(25)
Class C Shares	305,284	—
TOTAL	$2,164,494	$(25)
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Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
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The average notional value of long futures contracts held by the Fund throughout the period was $283,187,403. This is based on amounts held as of each month-end throughout the fiscal year.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.
The securities lending agreement permits the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund. As of November 30, 2015, securities subject to this type of arrangement and related collateral was as follows:
Market Value of Securities Loaned	Market Value of Collateral
$27,908,620	$28,312,602
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
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The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $6,486,860 and $3,194,591, respectively. This is based on the amounts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$19,540,317
Equity contracts	Receivable for daily variation margin on futures	$27,439,534*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$46,979,851
*	Includes cumulative unrealized appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015.
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$(5,282,983)	$(5,282,983)
Equity contracts	$17,730,303	$—	$17,730,303
TOTAL	$17,730,303	$(5,282,983)	$12,447,320

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$19,546,338	$19,546,338
Equity contracts	$12,425,057	$—	$12,425,057
TOTAL	$12,425,057	$19,546,338	$31,971,395
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	10,488,260	$352,404,422	12,120,351	$409,534,255
Shares issued to shareholders in payment of distributions declared	139,511	4,543,893	128,586	4,293,475
Shares redeemed	(5,420,347)	(179,927,349)	(7,049,582)	(234,145,351)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	5,207,424	$177,020,966	5,199,355	$179,682,379

Year Ended November 30	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	249,448	$7,914,838	230,980	$7,302,494
Shares issued to shareholders in payment of distributions declared	907	27,735	2,790	87,534
Shares redeemed	(145,466)	(4,527,805)	(156,574)	(4,910,885)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	104,889	$3,414,768	77,196	$2,479,143
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Year Ended November 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,453,556	$77,235,301	1,965,544	$62,055,183
Shares issued to shareholders in payment of distributions declared	7,020	214,036	8,936	279,801
Shares redeemed	(783,466)	(24,206,082)	(506,601)	(15,802,319)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,677,110	$53,243,255	1,467,879	$46,532,665

Year Ended November 30	2015		2014
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	632,196	$20,878,206	1,528,513	$50,458,241
Shares issued to shareholders in payment of distributions declared	13,665	443,166	107	3,567
Shares redeemed	(394,293)	(13,108,294)	(90,525)	(2,924,373)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	251,568	$8,213,078	1,438,095	$47,537,435

Year Ended November 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	23,585,242	$787,537,661	21,926,961	$737,816,326
Shares issued to shareholders in payment of distributions declared	176,235	5,747,007	65,288	2,181,931
Shares redeemed	(7,645,888)	(253,823,049)	(6,586,763)	(219,148,109)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	16,115,589	$539,461,619	15,405,486	$520,850,148

Year Ended November 30	2015		2014
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,933,820	$64,171,508	1,689,063	$57,493,590
Shares issued to shareholders in payment of distributions declared	15,906	517,754	1,561	52,080
Shares redeemed	(365,099)	(12,240,416)	(148,481)	(5,014,081)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	1,584,627	$52,448,846	1,542,143	$52,531,589
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	24,941,207	$833,802,532	25,130,154	$849,613,359
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.
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33

For the year ended November 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(5,630,099)	$5,630,099
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary income	$15,690,403	$10,034,971
As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$37,306,125
Net unrealized appreciation	$73,485,094
Capital loss carryforwards	$(25,363,059)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At November 30, 2015, the cost of investments for federal tax purposes was $2,445,660,801. The net unrealized appreciation of investments for federal tax purposes, excluding any unrealized appreciation/depreciation resulting from: (a) the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; and (c) futures contracts, was $46,298,485. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $234,846,817 and net unrealized depreciation from investments for those securities having an excess of cost over value of $188,548,332.
At November 30, 2015, the Fund had a capital loss carryforward of $25,363,059 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
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The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$14,417,924	NA	$14,417,924
2017	$10,945,135	NA	$10,945,135
The Fund used capital loss carryforwards of $19,257,654 to offset taxable capital gains realized during the year ended November 30, 2015.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the Adviser waived $2,629,621 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015 distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class B Shares	$199,887	$—
Class C Shares	915,852	—
Class R Shares	257,690	(128,845)
TOTAL	$1,373,429	$(128,845)
For the year ended November 30, 2015, FSC retained $347,270 of fees paid by the Fund. For the year ended November 30, 2015, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2015, FSC retained $151,912 in sales charges from the sale of Class A Shares. FSC also retained $50,475 and $32,920 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
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Other Service Fees
For the year ended November 30, 2015, FSSC received $58,004 and reimbursed $25 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, interest expense, tax reclaim recovery fees, proxy-related expense and extraordinary expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and reimbursements) will not exceed 1.21%, 1.96%, 1.96%, 1.40%, 0.95% and 0.90% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
Transactions Involving Affiliated Companies and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended November 30, 2015, were as follows:
Affiliates	Balance of Shares Held 11/30/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/15	Value	Dividend Income
Kloeckner & Co. AG	3,217,520	997,051	—	4,214,571	$36,080,072	$739,210
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Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2015, the Adviser reimbursed $441,106. Transactions with the affiliated holdings during the year ended November 30, 2015 were as follows:
	Federated Money Market Management, Institutional Shares	Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2014	—	284,814,011
Purchases/Additions	28,312,602	804,426,266
Sales/Reductions	—	(530,117,852)
Balance of Shares Held 11/30/2015	28,312,602	559,122,425
Value	$28,312,602	$559,122,425
Dividend Income	$15,194	$453,222
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2015, were as follows:
Purchases	$614,914,179
Sales	$35,479,663
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the Fund did not utilize the LOC.
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
10. FEDERAL TAX INFOrmation (unaudited)
For the fiscal year ended November 30, 2015, 100% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2015, the Fund derived $47,168,994 of gross income from foreign sources and paid foreign taxes of $3,268,772.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated WORLD INVESTMENT SERIES, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund:
We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$918.40	$5.82
Class B Shares	$1,000.00	$914.90	$9.41
Class C Shares	$1,000.00	$915.00	$9.41
Class R Shares	$1,000.00	$917.70	$6.73
Institutional Shares	$1,000.00	$919.70	$4.62
Class R6 Shares	$1,000.00	$919.90	$4.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,019.00	$6.12
Class B Shares	$1,000.00	$1,015.24	$9.90
Class C Shares	$1,000.00	$1,015.24	$9.90
Class R Shares	$1,000.00	$1,018.05	$7.08
Institutional Shares	$1,000.00	$1,020.26	$4.86
Class R6 Shares	$1,000.00	$1,020.56	$4.56
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.21%
Class B Shares	1.96%
Class C Shares	1.96%
Class R Shares	1.40%
Institutional Shares	0.96%
Class R6 Shares	0.90%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Indefinite Term Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: January 1994	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2015
Federated International Leaders Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
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charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
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The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single
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change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having
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invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2015
Share Class	Ticker
A	ISCAX
B	ISCBX
C	ISCCX
Institutional	ISCIX

Federated International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2014 through November 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2015 (the “reporting period”), was 7.98% for Class A Shares, 7.14% for Class B Shares, 7.15% for Class C Shares and 8.25% for the Institutional Shares. The total return for the MSCI ACWI ex USA SMID Cap Index (the “MSCI Index”)1 was -0.50% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI Index.
The Fund's investment strategy focused on: (a) smaller- to mid-sized capitalized companies; (b) stock selection; and (c) currency allocation. These were the most significant factors affecting the performance relative to the MSCI Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market Overview
Global equity market2 performance was mixed over the reporting period as regional divergence caused large currency moves which impacted overall performance for investors. Outside the U.S., central banks in Canada, Europe and Japan maintained aggressively loose monetary policies in an effort to fight deflation and support economic growth. Meanwhile in the U.S., a stronger economy increased expectations for the first Federal Reserve interest rate hike in almost a decade. The anticipated divergence in global monetary policy drove up the value of the U.S. dollar relative to other major world currencies. Over the reporting period, developed markets, as measured by MSCI EAFE,3 returned 6.74% in local terms, but fell for U.S. dollar-based investors -2.94% due to the strong U.S. dollar. Emerging markets4 were broadly down over the reporting period as China's slowing economy and a decline in commodity prices negatively impacted the overall outlook for growth. As measured by MSCI Emerging Markets5 emerging markets returned -7.11% in local terms and -16.99% for U.S. dollar-based investors.
The European equity market, as measured by MSCI AC Europe6 returned 6.42% in local terms and -5.26% for U.S. dollar-based investors. Throughout the reporting period, aggressively loose monetary policy by the European Central Bank (ECB) and a weaker euro helped boost the outlook for economic growth. Despite the mid-year political crisis in Greece, the sovereign debt crisis in the euro area continued to recede as major economies of Spain and Italy returned to higher growth and lower unemployment. Furthermore, as government budgets have improved and bond yields declined, the impact of fiscal austerity has diminished. As the reporting period ended, the ECB cut deposit rates to a
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record low -0.30% and extended its 1.1 trillion euro asset purchase program into 2017. Despite geopolitical turmoil (tragic acts of terrorism and a massive influx of refugees), domestic demand in Europe continued to improve, helped by record low interest rates, lower energy costs and a relatively weaker currency.
The Japanese equity market, as measured by the MSCI Japan Index7 returned 11.82% in local terms and 7.65% for U.S. dollar-based investors due again to the strong U.S. dollar. Japan's equity market led the major developed markets and all Asian markets. Japanese corporate data was very strong with ongoing earnings acceleration due to the sustained weakness of the yen, lower energy prices and higher consumption driven by a tourist boom. Japanese retail sales increased during the reporting period, Small business confidence rose and the service sector Purchasing Managers' Index (PMI) peaked at 53.7 during the third quarter, its highest level in nearly two years. Japanese structural reforms under the “three arrows” of Abenomics are slowly changing the economic landscape; however, persistent zero-to-low real economic growth continued to trouble policymakers. The Bank of Japan remained accommodative with an open commitment to maintain asset purchases of 80 trillion yen per month.
While the major developed markets grew modestly, there were signs of a deceleration and slowing trade in several emerging markets. After a decade of double-digit growth driven by fixed asset investment and a mercantilist dependence on global trade, the Chinese government's decision to transform to a more consumption-based economy slowed the pace of growth. While in the long-term, this economic rebalancing is positive, in the near-term, it has resulted in slower Chinese economic activity and reduced the global demand for fixed assets and commodities. Countries whose economies benefited from commodity exports to China, such as Russia and Brazil, are now expecting recessions. The volatility of the local Chinese A-share market and the government's sudden weakening of the Chinese yuan in August has fueled worries about economic stability. After a strong start to the reporting period, Chinese equities, as measured by the MSCI China Index,8 returned -5.53% in U.S. dollar terms. As with most developed economies, many emerging market central banks continued to ease monetary conditions by cutting interest rates and adding liquidity. For example, the People's Bank of China continued to ease monetary policy using multiple measures to stimulate the economy such as cutting the benchmark one-year lending rate the fifth time since November 2014 and lowering the reserve requirement for banks by 0.50%.
China economic weakness impacted South Korea, which experienced an overall drop in total exports for the first time in six years. In Taiwan, weaker exports to China were offset by stronger domestic demand amid a stable job market and rising household incomes. During the reporting period, the MSCI Taiwan Index and MSCI South Korea Index returned -12.96% and -7.21%, respectively, in U.S. dollar terms.7 An economic bright spot for the emerging markets was South East Asia. Solid domestic demand drove recoveries in India,
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Indonesia and Thailand, which were also boosted by more responsible monetary and fiscal policies, and renewed political stability. Despite positive economic and reform progress, the stock markets and currencies declined during the reporting period amid a broad sell-off in emerging market assets.
For the reporting period, the MSCI USA Index (2.10%) outperformed both the MSCI EAFE Index (-2.94%) and MSCI Emerging Markets Index (-16.99%). Broadly across the world, there was a wide divergence amongst country returns as measured by the respective MSCI country indices. Within developed markets, the best performing major economy was Japan (7.65%) which was less impacted by currency depreciation. Within the euro area (and euro pegged currencies), the depreciation of the euro by 15.3% versus the U.S. dollar was a major contributor to returns. Within the region, only Ireland (12.90%), Denmark (12.80%), and Belgium (10.01%) had positive returns. The major developed economies which underperformed the most were the ones most exposed to commodities and emerging markets: Canada (-20.02%), Singapore (-18.71%), Spain (-17.04%), and Norway (-15.52%). Within emerging markets, no major market had positive returns. The top performers were the ones with the strongest currencies: China (-5.53%), South Korea (-7.21%), and Philippines (-7.41%). While laggards in the emerging markets were Brazil (-45.10%), Colombia (-46.42%), and Greece (-67.93%). Note: All returns listed above are in U.S. dollar terms unless noted otherwise.
FUND PERFORMANCE
During the reporting period, the Fund outperformed the MSCI Index. Strong stock selection in the Financials and Consumer Discretionary sectors were the biggest drivers of outperformance. Overweighting the outperforming Healthcare and Information Technology sectors also contributed to the outperformance. Finally, the decision to hedge our exposure to the Euro contributed an additional 1.19% to performance.
Stocks that contributed to the positive stock selection in Consumer Discretionary were Pandora A/S and Yoox Net-A-Porter Group. Pandora A/S is a global jeweler based in Denmark. High demand for their products along with declining silver prices helped the company deliver results above expectations and announce a large share buyback. Yoox Spa, an Italian online luxury goods retailer announced a merger with UK's Net-A-Porter, consolidating the online luxury goods market. The favorable terms of the merger for Yoox shareholders and larger than expected synergies drove the share price outperformance. In Financials, UK financial advisor, St. James Place Plc, and Italian asset manager, Anima Holding SPA, added to the Fund's outperformance. Both companies reported better than expected AUM growth, benefitting from market share gains and ongoing Quantitative Easing by the ECB.
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Positive relative contributions also came from overweighting two of the top performing sectors, Healthcare and Information Technology. By being almost double the benchmark weight in these two sectors, the Fund gained 0.80%. Stock selection within these sectors added an additional 1.60% to performance. In Healthcare, Japanese holdings Chugai Pharmaceutical Ltd and Shionogi & Co Ltd were top performers. Shionogi & Co Ltd earnings exceeded expectations following a successful global launch of their drug that treats HIV, while Chugai Pharmaceutical Ltd is benefiting from a robust pipeline and anticipated launches in early 2016. Stock selection in Information Technology was driven by French videogame maker Ubisoft Entertainment. Ubisoft Entertainment announced a strong product launch cycle and is also subject to ongoing takeover rumors.
Stock selection in Consumer Staples and Industrials were the main detractors of performance. Stock Spirits Group PLC, the market-leading spirits company in Poland, reported disappointing results as their main competitor increased promotional activity in an effort to gain market share. Selection in Industrials was hampered by the Israeli company Caesarstone Sdot-Yam Ltd, a leading quartz countertop producer in the United States, Canada and Australia and one of the Fund's top performers last year. Fund management slightly downgraded top line guidance due to lack of promotional activities at IKEA. The stock came under further pressure when a short-seller launched a highly publicized attack against the company. Japanese construction equipment company Kanamoto Co Ltd was an additional detractor to Industrials stock selection. Strong performance in their domestic business was not enough to offset decelerating growth in their international markets, namely China. The stock has recently begun to rebound as their results were not as bad as initially feared.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
3	The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 906 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
4	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
5	The MSCI Emerging Markets Index captures large- and mid-cap representation across 23 emerging market countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
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6	The MSCI AC Europe Index captures large- and mid-cap representation across 15 developed market countries and 6 emerging market countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
7	The MSCI country indexes are designed to measure the performance of the large- and mid-cap segments of the respective country's market. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
8	The MSCI China Index captures large- and mid-cap representation across China H shares, B shares, Red chips and P chips. The index covers about 85% of this China equity universe. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small-Mid Company Fund from November 30, 2005 to November 30, 2015, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2015
■  Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge=$9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	2.04%	6.15%	5.18%
Class B Shares	1.95%	6.19%	5.12%
Class C Shares	6.20%	6.50%	4.95%
Institutional Shares[3]	8.25%	7.57%	5.95%
MSCI Index	-0.50%	4.31%	5.10%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI ACWI ex USA SMID Cap Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Institutional Shares commenced operations on March 31, 2008. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2015, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United Kingdom	19.8%
Japan	17.9%
France	9.7%
Germany	8.4%
Italy	6.5%
Hong Kong	4.7%
Netherlands	3.9%
United States	3.3%
Bermuda	2.9%
China	2.1%
South Korea	2.1%
Canada	2.0%
Ireland	1.7%
Taiwan	1.5%
Israel	1.3%
Spain	1.3%
Cayman Islands	1.2%
Sweden	1.2%
Belgium	1.0%
Denmark	1.0%
Switzerland	1.0%
Mexico	0.8%
Thailand	0.7%
Luxembourg	0.7%
Australia	0.6%
Cash Equivalents[2]	2.2%
Derivative Contracts[3]	0.9%
Other Assets and Liabilities—Net[4]	(0.4)%
TOTAL	100.0%
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At November 30, 2015, the Fund's sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Consumer Discretionary	24.8%
Industrials	18.5%
Financials	17.3%
Information Technology	14.8%
Health Care	10.9%
Materials	4.5%
Telecommunication	2.4%
Utilities	2.2%
Consumer Staples	1.2%
Energy	0.7%
Cash Equivalents[2]	2.2%
Derivative Contracts[3]	0.9%
Other Assets and Liabilities—Net[4]	(0.4)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative Contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
5	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2015
Shares			Value in U.S. Dollars
		COMMON STOCKS—97.3%
		Australia—0.6%
233,893	[1]	Link Administration Holdings Ltd.	$1,234,808
		Belgium—1.0%
21,924		UCB SA	1,953,410
		Bermuda—2.9%
29,500	[1]	Arch Capital Group Ltd.	2,137,865
600,000		Haier Electronics Group	1,080,245
588,000		PAX Global Technology Ltd.	726,516
11,900		Signet Jewelers Ltd.	1,563,541
		TOTAL	5,508,167
		Canada—2.0%
80,400		Canadian Western Bank	1,544,846
148,276		Hudson's Bay Co.	2,346,079
		TOTAL	3,890,925
		Cayman Islands—1.2%
2,040,000		Nexteer Automotive Group Ltd.	2,250,699
		China—2.1%
5,940,000		CT Environmental Group LTD	1,968,921
200,000		SouFun Holdings Ltd., ADR	1,340,000
950,000	[2]	Sound Global Ltd.	633,460
		TOTAL	3,942,381
		Denmark—1.0%
16,403		Pandora A/S	1,941,961
		France—9.7%
30,052		Accor SA	1,266,979
39,833	[1]	Advanced Accelerator Applications SA, ADR	1,053,185
64,217	[1]	Criteo SA, ADR	2,617,485
73,000		Edenred	1,510,782
12,962		Ingenico Group	1,630,215
35,000		Ipsen SA	2,246,432
32,547		Publicis Groupe	2,051,706
26,200		Teleperformance	2,177,119
94,000	[1]	UbiSoft Entertainment SA	2,629,825
55,583		Zodiac SA	1,503,658
		TOTAL	18,687,386
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Germany—8.4%
70,029	[1]	Commerzbank AG, Frankfurt	$770,920
129,898	[1,3,4]	Deutsche Pfandbriefbank AG	1,502,369
382,000		Deutz AG	1,448,183
43,100	[1]	Dialog Semiconductor PLC	1,606,430
24,864		GEA Group AG	1,031,270
25,835		Heidelberger Cement AG	2,056,532
194,550	[5]	Kloeckner & Co. AG	1,665,502
24,000		Osram Licht AG	1,013,278
29,386		Rheinmetall AG	1,864,758
28,350	[1,3,4]	Scout24 Holding GmbH	902,751
41,500	[1]	Siltronic AG	1,041,852
26,419		Wire Card AG	1,293,338
		TOTAL	16,197,183
		Hong Kong—4.7%
2,198,000		Beijing Enterprises Water Group Ltd.	1,715,594
1,436,000		China Everbright International Ltd.	2,182,525
709,000	[3,4]	Regina Miracle International Holdings Ltd.	780,010
4,900,000	[1]	Shun Tak Holdings	1,880,679
584,500		Techtronic Industries Co.	2,385,966
		TOTAL	8,944,774
		Ireland—1.7%
131,652		Grafton Group PLC	1,353,261
66,600		Smurfit Kappa Group PLC	1,818,653
		TOTAL	3,171,914
		Israel—1.3%
20,998	[1]	Caesar Stone SDOT Yam Ltd.	858,398
25,165		NICE-Systems Ltd., ADR	1,546,893
		TOTAL	2,405,291
		Italy—6.5%
217,429	[3,4]	Anima Holding SPA	1,995,927
63,040		Azimut Holding SPA	1,607,694
56,290		Banca Generali SPA	1,712,667
383,881	[1,3,4]	Infrastrutture Wireless Italiane SPA	1,992,105
148,433	[1,3,4]	Massimo Zanetti Beverage Group SPA	1,451,929
417,300		Prada SPA	1,466,029
68,215	[1]	Yoox Net-A-Porter Group	2,329,899
		TOTAL	12,556,250
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—17.9%
50,400		Aisin Seiki Co.	$2,020,439
33,500		Alps Electric Co.	1,054,879
80,700		Chugai Pharmaceutical Co. Ltd.	2,821,014
167,000		Daifuku Co.	2,718,094
10,700		Disco Corp.	1,027,515
63,400		Don Quijote Holdings Co. Ltd.	2,513,927
61,000		Doutor Nichires Holdings Co. Ltd.	950,529
55,000		Horiba Ltd.	2,050,332
2,020		Japan Hotel REIT Investment Corp.	1,472,842
31,500		K's Denki Corp.	1,148,813
158,000		Kakaku.com, Inc.	3,017,067
47,600		Kanamoto Co. Ltd.	1,101,461
63,000		Kyowa Hakko Kirin Co. Ltd.	1,111,023
13,000		Nidec Corp.	1,006,578
163,000		Nsk	2,053,138
138,000		Ntn Corp.	649,975
10,900		Ono Pharmaceutical Co. Ltd.	1,747,036
55,000		Shionogi and Co.	2,426,280
33,000		Sompo Japan Nipponkoa Holdings, Inc.	1,018,682
70,000		Tadano Ltd.	905,643
36,700		United Arrows Ltd.	1,620,180
		TOTAL	34,435,447
		Luxembourg—0.7%
95,748		SAF-Holland SA	1,334,243
		Mexico—0.8%
9,800		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	1,479,996
		Netherlands—3.9%
68,900	[1,3,4]	ABN AMRO Group NV, GDR	1,447,186
63,032	[3,4]	Grandvision NV	1,713,712
48,569	[1,3,4]	Intertrust NV	918,546
25,547		Koninklijke DSM NV	1,298,597
62,400	[1]	NN Group NV	2,130,285
		TOTAL	7,508,326
		South Korea—2.1%
27,130		Hotel Shilla Co.	2,116,029
1,792		Samsung Electronics Co. Ltd.	1,983,914
		TOTAL	4,099,943
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Spain—1.3%
139,234	[1,3,4]	Cellnex Telecom SAU	$2,528,117
		Sweden—1.2%
129,474	[1,3,4]	Hoist Finance AB	1,183,028
203,651	[1,3,4]	Nordax Group AB	1,129,841
		TOTAL	2,312,869
		Switzerland—1.0%
40,682		Julius Baer Group Ltd.	1,942,599
		Taiwan—1.5%
110,000		Eclat Textile Co. Ltd.	1,479,746
205,000		Makalot Industrial Co. Ltd.	1,396,509
		TOTAL	2,876,255
		Thailand—0.7%
1,350,000		Minor International PCL	1,381,759
		United Kingdom—19.8%
204,348		Ashtead Group PLC	3,361,249
52,000	[1]	ASOS PLC	2,623,612
163,384		Babcock International Group PLC	2,635,424
74,738	[1]	BTG PLC	693,412
55,851		Burberry Group PLC	1,046,597
38,157		Croda International PLC	1,648,181
137,981		Essentra PLC	1,803,734
192,657		Howden Joinery Group PLC	1,507,799
47,730		InterContinental Hotels Group PLC	1,829,546
36,655	[1]	Livanova PLC	2,197,527
48,745		London Stock Exchange Group PLC	1,945,483
144,000		Michael Page International PLC	1,102,821
23,810		Rightmove PLC	1,434,761
52,000		Schroders PLC	2,344,510
569,244	[1,3,4]	Shawbrook Group Ltd.	2,852,056
26,900		Shire Ltd.	1,872,271
234,763		St. James's Place Capital PLC	3,592,319
598,519		Stock Spirits Group PLC	901,475
304,567	[1]	Vectura Group PLC	786,238
95,282		Wood Group (John) PLC	801,467
249,070	[1,3,4]	Worldpay Group Ltd.	1,121,616
		TOTAL	38,102,098
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United States—3.3%
42,000	[1]	Lululemon Athletica Inc.	$2,008,440
52,000	[1]	Marketo, Inc.	1,574,040
66,100		Tidewater, Inc.	628,611
15,920	[1]	Vertex Pharmaceuticals, Inc.	2,059,411
		TOTAL	6,270,502
		TOTAL COMMON STOCKS (IDENTIFIED COST $155,804,915)	186,957,303
		INVESTMENT COMPANY—2.2%
4,321,635	[5]	Federated Prime Value Obligations Fund, Institutional Shares, 0.17%[6] (AT NET ASSET VALUE)	4,321,635
		TOTAL INVESTMENTS—99.5% (IDENTIFIED COST $160,126,550)[7]	191,278,938
		OTHER ASSETS AND LIABILITIES - NET—0.5%[8]	904,715
		TOTAL NET ASSETS—100%	$192,183,653
At November 30, 2015, the Fund had the following open futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
1JPNK400 Index Futures, Long Futures	165	$1,909,362	December 2015	$35,459
At November 30, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
1/27/2016	JPMorgan	3,440,000 EUR	$3,801,407	$(160,193)
Contracts Sold:
12/2/2015	BNY Mellon	301,500 JPY	$2,454	$5
12/3/2015	BNY Mellon	2,493,900 JPY	$20,224	$(35)
12/3/2015	BNY Mellon	1,260,000 JPY	$10,218	$(18)
12/3/2015	BNY Mellon	882,900 JPY	$7,160	$(13)
1/27/2016	JPMorgan	22,440,000 EUR	$25,514,056	$1,761,488
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$1,601,234
Net Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
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1	Non-income-producing security.
2	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the “Directors”).
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2015, these restricted securities amounted to $21,519,193, which represented 11.2% of total net assets.
4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Directors. At November 30, 2015, these liquid restricted securities amounted to $21,519,193, which represented 11.2% of total net assets.
5	Affiliated company and holding.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $160,439,886.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$6,270,502	$—	$—	$6,270,502
International	16,488,288	163,565,053[1]	633,460[2]	180,686,801
Investment Company	4,321,635	—	—	4,321,635
TOTAL SECURITIES	$27,080,425	$163,565,053	$633,460	$191,278,938
Other Financial Instruments:[3]
Assets	$35,459	$1,761,493	$—	$1,796,952
Liabilities	—	(160,259)	—	(160,259)
TOTAL OTHER FINANCIAL INSTRUMENTS	$35,459	$1,601,234	$—	$1,636,693
1	Includes $85,816,687 of securities transferred from Level 1 to Level 2 because fair value factors were applied to equity securities traded principally in foreign markets to account for significant post market close activity. Transfers shown represent the value of the securities at the beginning of the period.
2	Includes $1,068,180 of a security transferred from Level 1 to Level 3 because fair value was determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
3	Other financial instruments include futures contracts and foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
EUR	—Euro
GDR	—Global Depositary Receipt
JPY	—Japanese Yen
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$40.52	$48.45	$38.37	$33.44	$35.24
Income From Investment Operations:
Net investment income (loss)[1]	(0.21)	(0.10)	(0.03)	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.06	(1.83)	10.11	5.19	(2.10)
TOTAL FROM INVESTMENT OPERATIONS	2.85	(1.93)	10.08	5.21	(1.96)
Less Distributions:
Distributions from net investment income	—	(0.02)	—	(0.28)	—
Distributions from net realized gain on investments and foreign currency transactions	(4.05)	(5.98)	—	—	—
TOTAL DISTRIBUTIONS	(4.05)	(6.00)	—	(0.28)	—
Redemption Fees	0.00[2]	—	—	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.16[3]
Net Asset Value, End of Period	$39.32	$40.52	$48.45	$38.37	$33.44
Total Return[4]	7.98%	(4.79)%	26.27%	15.78%	(5.11)%[3]
Ratios to Average Net Assets:
Net expenses	1.85%	1.85%	1.85%	1.80%	1.80%[5]
Net investment income (loss)	(0.53)%	(0.25)%	(0.08)%	0.04%	0.38%
Expense waiver/reimbursement[6]	0.10%	0.09%	0.14%	0.20%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$127,260	$130,327	$156,639	$147,268	$148,739
Portfolio turnover	59%	49%	48%	46%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.47% on total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The expense ratio is calculated without reduction for offset arrangements. The net expense ratio is 1.80% for the year ended November 30, 2011, after taking into account this expense reduction.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$34.34	$42.26	$33.73	$29.37	$31.20
Income From Investment Operations:
Net investment income (loss)[1]	(0.42)	(0.39)	(0.33)	(0.24)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.52	(1.53)	8.86	4.60	(1.84)
TOTAL FROM INVESTMENT OPERATIONS	2.10	(1.92)	8.53	4.36	(1.98)
Less Distributions:
Distributions from net investment income	—	(0.02)	—	—	—
Distributions from net realized gain on investments and foreign currency transactions	(4.05)	(5.98)	—	—	—
TOTAL DISTRIBUTIONS	(4.05)	(6.00)	—	—	—
Redemption Fees	0.00[2]	—	—	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.15[3]
Net Asset Value, End of Period	$32.39	$34.34	$42.26	$33.73	$29.37
Total Return[4]	7.14%	(5.57)%	25.29%	14.85%	(5.87)%[3]
Ratios to Average Net Assets:
Net expenses	2.65%	2.65%	2.65%	2.60%	2.60%[5]
Net investment income (loss)	(1.30)%	(1.04)%	(0.89)%	(0.76)%	(0.42)%
Expense waiver/reimbursement[6]	0.05%	0.04%	0.09%	0.16%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,413	$4,363	$7,398	$7,725	$10,232
Portfolio turnover	59%	49%	48%	46%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.48% on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.60% for the year ended November 30, 2011, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$34.31	$42.22	$33.70	$29.35	$31.18
Income From Investment Operations:
Net investment income (loss)[1]	(0.43)	(0.38)	(0.33)	(0.24)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.53	(1.53)	8.85	4.59	(1.84)
TOTAL FROM INVESTMENT OPERATIONS	2.10	(1.91)	8.52	4.35	(1.98)
Less Distributions:
Distributions from net investment income	—	(0.02)	—	—	—
Distributions from net realized gain on investments and foreign currency transactions	(4.05)	(5.98)	—	—	—
TOTAL DISTRIBUTIONS	(4.05)	(6.00)	—	—	—
Redemption Fees	0.00[2]	—	—	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.15[3]
Net Asset Value, End of Period	$32.36	$34.31	$42.22	$33.70	$29.35
Total Return[4]	7.15%	(5.55)%	25.28%	14.82%	(5.87)%[3]
Ratios to Average Net Assets:
Net expenses	2.65%	2.65%	2.65%	2.60%	2.60%[5]
Net investment income (loss)	(1.33)%	(1.05)%	(0.88)%	(0.74)%	(0.41)%
Expense waiver/reimbursement[6]	0.05%	0.04%	0.09%	0.16%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$22,681	$23,453	$27,858	$25,100	$29,057
Portfolio turnover	59%	49%	48%	46%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.47% on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.60% for the year ended November 30, 2011, after taking into account this expense reduction.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$41.01	$48.88	$38.63	$33.70	$35.45
Income From Investment Operations:
Net investment income (loss)[1]	(0.13)	(0.02)	0.05	0.10	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.12	(1.85)	10.20	5.20	(2.15)
TOTAL FROM INVESTMENT OPERATIONS	2.99	(1.87)	10.25	5.30	(1.91)
Less Distributions:
Distributions from net investment income	—	(0.02)	—	(0.37)	—
Distributions from net realized gain on investments and foreign currency transactions	(4.05)	(5.98)	—	—	—
TOTAL DISTRIBUTIONS	(4.05)	(6.00)	—	(0.37)	—
Redemption Fees	0.00[2]	—	—	—	—
Regulatory Settlement Proceeds	—	—	—	—	0.16[3]
Net Asset Value, End of Period	$39.95	$41.01	$48.88	$38.63	$33.70
Total Return[4]	8.25%	(4.61)%	26.53%	15.97%	(4.94)%[3]
Ratios to Average Net Assets:
Net expenses	1.65%	1.66%	1.65%	1.60%	1.60%[5]
Net investment income (loss)	(0.33)%	(0.04)%	0.13%	0.25%	0.61%
Expense waiver/reimbursement[6]	0.05%	0.04%	0.09%	0.15%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,830	$32,174	$28,847	$21,175	$20,544
Portfolio turnover	59%	49%	48%	46%	63%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2011, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.45% on the total returns.
4	Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.60% for the year ended November 30, 2011, after taking into account this expense reduction.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investments in securities, at value including $4,321,635 of investment in an affiliated holding and $1,665,502 of investment in an affiliated company (Note 5) (identified cost $160,126,550)		$191,278,938
Restricted cash (Note 2)		62,236
Cash denominated in foreign currencies (identified cost $3,515)		3,507
Unrealized appreciation on foreign exchange contracts		1,761,493
Income receivable		164,097
Receivable for shares sold		120,962
Receivable for daily variation margin on futures		7,513
TOTAL ASSETS		193,398,746
Liabilities:
Payable for shares redeemed	$752,278
Unrealized depreciation on foreign exchange contracts	160,259
Payable for capital gains taxes withheld	50,285
Payable for transfer agent fees	47,153
Payable for portfolio accounting fees	45,193
Payable for distribution services fee (Note 5)	36,974
Payable for share registration costs	32,962
Payable for auditing fees	29,700
Bank overdraft	17,460
Payable for investment adviser fee (Note 5)	6,372
Payable for other service fees (Notes 2 and 5)	3,520
Payable for administrative fee (Note 5)	412
Payable for Directors'/Trustees' fees (Note 5)	263
Accrued expenses (Note 5)	32,262
TOTAL LIABILITIES		1,215,093
Net assets for 5,014,462 shares outstanding		$192,183,653
Net Assets Consists of:
Paid-in capital		$140,083,332
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		32,776,574
Accumulated net realized gain on investments and foreign currency transactions		20,500,903
Accumulated net investment income (loss)		(1,177,156)
TOTAL NET ASSETS		$192,183,653
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($127,259,726 ÷ 3,236,151 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$39.32
Offering price per share (100/94.50 of $39.32)	$41.61
Redemption proceeds per share (98.00/100 of $39.32)	$38.53
Class B Shares:
Net asset value per share ($3,413,009 ÷ 105,363 shares outstanding) $0.001 par value, 300,000,000 shares authorized	$32.39
Offering price per share	$32.39
Redemption proceeds per share (92.50/100 of $32.39)	$29.96
Class C Shares:
Net asset value per share ($22,680,685 ÷ 700,877 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$32.36
Offering price per share	$32.36
Redemption proceeds per share (97.00/100 of $32.36)	$31.39
Institutional Shares:
Net asset value per share ($38,830,233 ÷ 972,071 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$39.95
Offering price per share	$39.95
Redemption proceeds per share (98.00/100 of $39.95)	$39.15
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended November 30, 2015
Investment Income:
Dividends (including $5,698 received from an affiliated holding; $28,451 received from an affiliated company (Note 5) and net of foreign taxes withheld of $196,748 (including $5,021 from an affiliated company))			$2,557,041
Expenses:
Investment adviser fee (Note 5)		$2,415,869
Administrative fee (Note 5)		151,237
Custodian fees		67,997
Transfer agent fees		316,525
Directors'/Trustees' fees (Note 5)		3,652
Auditing fees		29,700
Legal fees		11,120
Distribution services fee (Note 5)		529,557
Other service fees (Notes 2 and 5)		67,789
Portfolio accounting fees		135,356
Share registration costs		63,864
Printing and postage		39,535
Tax expenses		15,431
Tax reclaim		9,375
Miscellaneous (Note 5)		18,682
TOTAL EXPENSES		3,875,689
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(89,878)
Waiver of other operating expenses	(65,338)
TOTAL WAIVERS AND REIMBURSEMENT		(155,216)
Net expenses			3,720,473
Net investment income (loss)			(1,163,432)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			21,000,945
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(6,310,994)
Net change in unrealized appreciation of futures contracts			35,459
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			14,725,410
Change in net assets resulting from operations			$13,561,978
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,163,432)	$(702,810)
Net realized gain on investments and foreign currency transactions	21,000,945	19,227,361
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(6,275,535)	(28,713,221)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,561,978	(10,188,670)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	—	(78,021)
Class B Shares	—	(4,174)
Class C Shares	—	(15,877)
Institutional Shares	—	(14,623)
Distributions from net realized gain on investments
Class A Shares	(12,904,365)	(19,231,676)
Class B Shares	(502,131)	(1,028,847)
Class C Shares	(2,729,851)	(3,913,652)
Institutional Shares	(3,151,261)	(3,604,382)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,287,608)	(27,891,252)
Share Transactions:
Proceeds from sale of shares	31,151,570	25,992,021
Net asset value of shares issued to shareholders in payment of distributions declared	17,267,843	24,926,427
Cost of shares redeemed	(40,832,065)	(43,263,935)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,587,348	7,654,513
Redemption Fees	5,315	—
Change in net assets	1,867,033	(30,425,409)
Net Assets:
Beginning of period	190,316,620	220,742,029
End of period (including accumulated net investment income (loss) of $(1,177,156) and $(513,766), respectively)	$192,183,653	$190,316,620
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
November 30, 2015
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to provide long-term growth of capital.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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25

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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26

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair
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27

value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Institutional Shares may bear distribution services fees and other service fees unique to those classes.
As indicated in the Annual Report dated November 30, 2013, the Fund corrected its previously reported financial results related to certain foreign company distributions received by the Fund for the fiscal years ended November 30, 2012 and 2011; this correction resulted in increased net investment income related to fiscal years 2012 and 2011. Accordingly, this additional net income was distributed to Fund shareholders in the form of a dividend on December 30, 2013. The corrections had no impact on the Fund's previously reported total returns, net assets or net asset values per share and were immaterial to the financial statements as a whole.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class B Shares	$10,027
Class C Shares	57,762
TOTAL	$67,789
For the year ended November 30, 2015, the Fund's Class A Shares did not incur other service fees.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
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The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
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The average notional value of long futures contracts held by the Fund throughout the period was $294,181. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the fiscal period was $265,740 and $432,870, respectively. This is based on the contracts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
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Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$1,761,493	Unrealized depreciation on foreign exchange contracts	$160,259
Equity contracts	Receivable for daily variation margin on futures	35,459*		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,796,952		$160,259
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$579,611

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$1,601,211	$1,601,211
Equity contracts	35,459	—	35,459
TOTAL	$35,459	$1,601,211	$1,636,670
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. CApital stock
The following tables summarize capital stock activity:
Year Ended November 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	407,006	$16,258,513	268,545	$11,519,734
Shares issued to shareholders in payment of distributions declared	316,987	11,379,818	397,124	17,219,299
Shares redeemed	(704,341)	(27,222,901)	(682,318)	(28,830,061)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	19,652	$415,430	(16,649)	$(91,028)

Year Ended November 30	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	8,748	$284,236	18,670	$689,482
Shares issued to shareholders in payment of distributions declared	16,457	490,254	26,397	977,466
Shares redeemed	(46,883)	(1,524,252)	(93,109)	(3,385,847)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(21,678)	$(749,762)	(48,042)	$(1,718,899)

Year Ended November 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	125,522	$4,058,023	85,565	$3,115,983
Shares issued to shareholders in payment of distributions declared	81,482	2,424,901	92,837	3,434,038
Shares redeemed	(189,686)	(6,073,130)	(154,666)	(5,614,576)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	17,318	$409,794	23,736	$935,445

Year Ended November 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	261,062	$10,550,798	246,912	$10,666,822
Shares issued to shareholders in payment of distributions declared	81,672	2,972,870	75,225	3,295,624
Shares redeemed	(155,116)	(6,011,782)	(127,810)	(5,433,451)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	187,618	$7,511,886	194,327	$8,528,995
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	202,910	$7,587,348	153,372	$7,654,513
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Redemption Fees
The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2015, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $2,175, $21, $2,051 and $1,068, respectively. For the year ended November 30, 2014, there were no redemption fees.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.
For the year ended November 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
	Increase (Decrease)
Undistributed Net Investment Income (Loss)		Accumulated Net Realized Gain (Loss)
$500,043		$(500,043)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary income	$—	$112,695
Long-term capital gains	$19,287,608	$27,778,557
As of November 30, 2015, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,577,989
Undistributed long-term capital gains	$19,660,328
Net unrealized appreciation	$30,862,004
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for realized and unrealized gains and losses on investments in a passive foreign investment company.
At November 30, 2015, the cost of investments for federal tax purposes was $160,439,886. The net unrealized appreciation of investments for federal tax purposes, excluding any unrealized appreciation/depreciation resulting from: (a) the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency
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commitments; and (c) futures contracts, was $30,839,052. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $41,878,527 and net unrealized depreciation from investments for those securities having an excess of cost over value of $11,039,475.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the Adviser voluntarily waived $83,778 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Service Fees Waived
Class A Shares	$326,191	$(65,238)
Class B Shares	30,080	—
Class C Shares	173,286	(100)
TOTAL	$529,557	$(65,338)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2015, FSC did not retain any fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2015, FSC retained $5,783 in sales charges from the sale of Class A Shares. FSC also retained $3,816 and $427 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2015, FSSC received $7,744 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, interest expense, tax reclaim recovery expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.84%, 2.64%, 2.64% and 1.64% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Company and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended November 30, 2015, were as follows:
Affiliates	Balance of Shares Held 11/30/2014	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2015	Value	Dividend Income
Kloeckner & Co. AG	—	194,550	—	194,550	$1,665,502	$28,451
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2015, the Adviser reimbursed $6,100. Transactions with the affiliated holding during the year ended November 30, 2015, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2014	9,712,101
Purchases/Additions	73,374,814
Sales/Reductions	(78,765,280)
Balance of Shares Held 11/30/2015	4,321,635
Value	$4,321,635
Dividend Income	$5,698
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2015, were as follows:
Purchases	$111,078,098
Sales	$117,664,938
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2015, the amount of long-term capital gains designated by the Fund was $19,287,608.
If the Fund meets the requirements of Section 853 of the code, the Fund will pass through to its shareholders credits of foreign taxes paid. For the year ended November 30, 2015, the Fund derived $2,707,941 of gross income from foreign sources and paid foreign taxes of $196,748.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:
We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$946.80	$9.03
Class B Shares	$1,000	$942.90	$12.91
Class C Shares	$1,000	$943.20	$12.91
Institutional Shares	$1,000	$948.00	$8.06
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.79	$9.35
Class B Shares	$1,000	$1,011.78	$13.36
Class C Shares	$1,000	$1,011.78	$13.36
Institutional Shares	$1,000	$1,016.80	$8.34
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.85%
Class B Shares	2.65%
Class C Shares	2.65%
Institutional Shares	1.65%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Indefinite Term Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: January 1994	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2015
Federated International Small-Mid Company Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
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charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
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The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation
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reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the
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Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U730
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $95,300

Fiscal year ended 2014 - $101,810

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $130

Fiscal year ended 2014 - $45

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $103 and $0 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $11,250

Fiscal year ended 2014 - $47,700

Fiscal year ended 2015- Service fee for tax reclaim recovery filings.

Fiscal year ended 2014- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $36,716 and $22,710 respectively. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2014- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $70,919

Fiscal year ended 2014 - $176,451

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016